                                             [LOGO OF GOVETT FUNDS APPEARS HERE]


                              SEMI-ANNUAL REPORT
                                               June 30, 1998

                            [LOGO OF GOVETT FUNDS APPEARS HERE]

                                  CONTENTS

LETTER TO THE SHAREHOLDERS                                   1

PORTFOLIO MANAGEMENT REVIEW                                  2

FINANCIAL STATEMENTS                                         9

                     [LETTER TO SHAREHOLDERS APPEARS HERE]

August 14, 1998


To Govett Funds Investor

As AIB Govett has learned in more than eight decades of investing globally, it pays to be patiently watchful as newer markets and economies adjust to growth and change. And, as has always been the case, opportunities abound in both emerging and more established markets.

The first half of 1998 represented another period of challenges in Asia and most other emerging markets around the globe. However, Argentina, Brazil, India, Israel, Mexico and Taiwan were the bright spots among the economies. Investment opportunities there, together with the optimistic outlook in many parts of Europe as the inauguration of the single currency approaches, continue to present good values to long-term investors who can stay the course. Looking forward, it is important to keep a long-term, comparative perspective. For example, political upheaval is seen as undesirable in developed countries, but events leading to political upheaval in an emerging economy may in fact signal increasing political democratization, which is necessary for long-term economic growth.

On the following pages, you will find commentaries by AIB Govett portfolio managers about each Fund. These insights reflect their interpretations of the most current developments plus the perspective gained from the firm's long experience in international investing. We think you will find this information interesting and relevant.


Thank you for investing in Govett Funds


/s/ Keith E. Mitchell


Keith E. Mitchell
Managing Director, North America
AIB Govett, Inc.


__________

Past performance is no guarantee of future results. Share prices and returns will fluctuate and, when redeemed, shares may be worth more or less than their original cost.

Each index is a broad-based, unmanaged index considered to reflect the performance of the relevant markets and is not available for direct investment.

Govett Funds are distributed by FPS Broker Services, Inc. 3200 Horizon Drive, PO Box 61503, King of Prussia, PA 19406 (8/98).

Investors need to be aware that investing internationally poses special risks, such as currency fluctuations, economic and political risks and risks not associated with domestic securities. See the prospectus for details.

Investors should be aware that investing in the Smaller Companies Fund can pose special risks related to the relatively small size of the companies in which it invests. See the prospectus for details.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the FDIC, the Federal Reserve or any other agency.

The report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus for each Fund.

                         PORTFOLIO MANAGEMENT REVIEW
                       Govett International Equity Fund

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

While Asia continued to struggle during the first half of 1998, Europe moved forward toward the new era of the euro. Europe is currently characterized by moderate economic growth, accelerating corporate profits, lower interest rates and low inflation. Companies began increasingly to adopt the U.S. model of shareholder value and to broaden their market strategy to include the entire Continent rather than to focus on individual European countries.

In Asia, the year's early optimism about stabilized currencies and IMF economic packages gave way to higher interest rates and weak economic activity. As the period progressed, the consensus view on Asia's economies worsened, as the Japanese yen fell sharply. This development led to fears that the Chinese would also devalue their currency. The yen continued to fall until the United States intervened in June, conditioned upon reforms in the Japanese banking and taxation systems.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six months ended June 30, 1998, total return was 16.47% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 10.71%. Both total return calculations include reinvestment of capital gains distributions of 30 cents per share. In comparison, the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index returned 16.08%.

Reflecting the negative impact of Asia on all emerging markets, we reduced the portfolio's exposure to emerging markets from 24.3% on December 31, 1997 to 8.2% on June 30, 1998. The allocation to Latin America fell from 7.4% to 4.6%; Central/Eastern Europe fell from 14.1% to 1.3%; and Southeast Asia fell from 13.8% to 1.5%. At the same time, the exposure to Western Europe rose from 55.7% on December 31, 1997 to 68.7% on June 30, 1998, reflecting Europe's strong economic environment. Our exposure to Japan, at 11.2% of the portfolio, is roughly half the EAFE weighting.

---------------------------------------------------------------
Fund's Average Annual         At Maximum               At Net
Total Return                  Offering Price        Asset Value
---------------------------------------------------------------
One Year                           0.49%               5.72%
---------------------------------------------------------------
Three Year+                        9.63%              11.50%
---------------------------------------------------------------
Five Year+                         9.42%              10.53%
---------------------------------------------------------------
Since Inception (1/7/92)+         10.19%              10.66%
---------------------------------------------------------------

Source: AIB Govett Asset Management Limited
+  Annualized

CURRENT STRATEGY

The portfolio's top ten holdings are entirely based in the U.K. and Continental Europe. The largest holding in the Fund is SAP*, a German-based software company with global operations. The company's earnings are expected to grow at a 40% rate over the next few years, as it helps clients cope with the Year 2000 computer problem and the systems challenges generated by the euro. Another major holding is Daimler-Benz*, a stock which rose sharply after the announced merger with Chrysler. The financial community sees the transaction as having boosted profits and improved the combined company's position as a global player.

If we begin to see signs of growth in Japan, then we would increase the portfolio's weighting beyond half the EAFE allocation. To the extent that we invest in Japan, we intend to focus on global exporters that can benefit from a weaker yen.

We continue to believe in the long-term attractions of Eastern Europe. Nevertheless, we plan to maintain our current minimal exposure until the situation in Asia and Russia stabilizes, and liquidity flows into emerging markets as a whole improve. Meanwhile, political instability in Indonesia and nuclear testing in India and Pakistan further unsettled Asian equity markets. A key factor in Asia's recovery will be the region's willingness to broaden opportunities for foreign investors, to increase investment flows and reduce debt. Japan's economic health will also influence recovery elsewhere in Asia, as will interest rate cuts throughout the region. Until we begin to see these signs, we do not anticipate increasing exposure to Asian investments.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

In continental Europe, the major economies continue to show signs of recovery. The impact of Asia on Europe is expected to be less than elsewhere and European currencies have generally weakened against the dollar thereby maintaining their competitiveness in the American and British markets. Inflation is subdued, and there is little upward pressure on interest rates. Consumer spending is picking up and capital expenditure is growing. Corporate profits are likely to benefit from continued corporate restructuring and the stockmarket should be underpinned by good liquidity and low interest rates. As long as bond markets stay firm, equity markets should make progress.

Although the Japanese stock market remains dull, some positive developments have surfaced for some Japanese corporations. Nissan's agreement with Daimler-Benz about truck production and the Traveler's Group's acquisition of a minority stake in Nikko Securities suggest an emphasis on profitable business links rather than ventures designed to support affiliated group companies. The top-down picture for the Japanese market has not yet improved, but there are beginning to be attractively valued opportunities on a bottom-up basis.

/s/ Rosemary Morgan

Rosemary Morgan
Lead Portfolio Manager
___________________
*As of 6/30/98, the Fund held 5.09% of its total net assets in SAP and 3.03% in Daimler-Benz. The Fund was not invested in the other securities listed.

                     [Govett Emerging Markets Equity Fund]

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

During the first half of 1998, high interest rates and weakening currencies - especially the Japanese yen - continued to highlight economic contraction throughout Asia. For the short-term, Latin American markets suffered from Brazil's decision to boost interest rates to defend its currency, as well as from weaker commodity prices. However, Latin American companies kept growing, making valuations compelling. In Eastern Europe, markets suffered following the recent difficulties in Russia, where the problems of high interest rates, budget deficits and low reserve levels threatened a liquidity crisis. Events in Asia generally bypassed smaller European markets such as Greece and Israel.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six months ended June 30, 1998, total return was -19.30% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -21.33%. In comparison, the MSCI Emerging Markets Index returned -18.17% during the period.

Underweighting in Asia had a balanced effect, as those markets rallied in the first quarter, then unwound in the second quarter. Overall, the effect of underweighting in Asia was beneficial.

---------------------------------------------------------
 Fund's Average Annual        At Maximum       At Net
 Total Return               Offering Price   Asset Value
---------------------------------------------------------
 One Year                      -40.72%         -37.64%
---------------------------------------------------------
 Three Year+                    -9.05%          -7.66%
---------------------------------------------------------
 Five Year+                     -1.79%          -0.79%
---------------------------------------------------------
 Since Inception (1/7/92)+       2.92%           3.59%
---------------------------------------------------------

Source: AIB Govett Asset Management Limited
+ Annualized

CURRENT STRATEGY

The two largest holdings in the portfolio are Telefonos de Mexico* and Telebras*, Latin America's largest telecommunications companies. Both rapidly growing companies target expansion into areas such as the internet and multimedia. The telecommunications sector remains one of the best emerging market performers, and we continue to view it favorably. The third largest holding is Bank Leumi*, an Israeli bank which has performed very well in the local environment of falling interest and inflation rates. Israel's stock market correlates closely to the U.S., as a result of its historic political ties and its current export relationship.

Companies in Argentina, Brazil, Greece, Mexico, South Africa and Turkey make up the remainder of the top ten. We continue to underweight Asia aggressively, with small holdings in China, India, Taiwan and Thailand. We focus on industries such as telecommunications and financial services, while avoiding economically cyclical commodity companies. The Fund's cash position rose to 8%, to take advantage of future market sell-offs.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

We expect volatility for at least the next six months in the emerging markets. Recovery in Asia depends significantly on Japan's ability to rectify its economic problems. Two other key factors are interest rate cuts throughout the region, and the region's willingness to broaden opportunities for foreign investors, to increase investment flows and reduce debt. The emerging markets, with 70% of the world's population and great potential for consumer demand, retain their promise of high growth over the long term, although at present they reflect extreme bearish sentiment. We believe that in the long run investment by the developed world will help resolve troubles in the emerging markets by exerting downward pressure on interest rates and government deficits, and upward pressure on economic growth and equity values.

/s/ Rachael Maunder
Rachael Maunder
Lead Portfolio Manager

_____________________
*As of 6/30/98, the Fund held 3.97% of its total net assets in Telefonos de Mexico, 3.40% in Telebras, and 3.11% in Bank Leumi.

                        [Govett Smaller Companies Fund]

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

Small-cap U.S. companies continued to underperform larger U.S. companies during the first half of 1998, and global investors persist in seeking the perceived safety and liquidity of the Standard & Poor's top 100 companies despite the fact that small-cap earnings growth is much greater than large-cap growth. For example, in the first quarter of 1998, S&P 500 earnings grew just 4%, compared to 19% for smaller companies. Small growth companies are now selling at a 6% valuation premium to the S&P 500 Index, compared to a 100% premium two years ago, representing practically the lowest levels in 20 years.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six months ended June 30, 1998, total return was 2.04% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -3.01%. In comparison, the Russell 2000 Index rose 4.66% for the period. The Fund's performance was adversely affected by its emphasis on growth sectors such as technology and related products, which were sensitive to decreased demand from Asia. By comparison, U.S.-based retail firms and financial services companies were more insulated from Asian and other cyclical pressures.

---------------------------------------------------------
 Fund's Average Annual        At Maximum       At Net
 Total Return               Offering Price   Asset Value
---------------------------------------------------------
 One Year                       -3.46%          1.56%
---------------------------------------------------------
 Three Year+                    -0.81%          0.89%
---------------------------------------------------------
 Five Year+                     15.51%         16.68%
---------------------------------------------------------
 Since Inception (1/1/93)+      19.80%         20.22%
---------------------------------------------------------

Source: AIB Govett Asset Management Limited
+ Annualized

CURRENT STRATEGY

Our investment style is "growth at a reasonable price," using a top-down approach to search for industry subsegments worldwide that are expected to prosper. During the period, we increased the average market capitalization of the Fund's holdings from $800 million to $1.4 billion.

We continue to overweight the retail industry, a domestic sector that tended to escape the effects of Asia's troubles. For example, the stock price of Goody's Family Clothing*, a southeastern U.S.-based retailer of lower- to medium-priced goods, has doubled since the third quarter of 1997. Another retailer, Windmere-Durable* which makes and sells electrical products, manufactures most of its line in Asia, where it is able to take advantage of devalued currencies. In technology, we have emphasized software companies--such as Lernout & Hauspie*, a Belgian company specializing in voice recognition--over the hardware companies adversely affected by Asia.

Other top ten holdings include Amresco*, a financial services company which has been growing at 25% per year since 1995, Personnel Group of America*, a placement service for skilled workers in fields such as technology and law, and Toll Brothers*, a Northeastern homebuilder that has benefited from low interest rates and strong consumer confidence. We continue to look to international stocks to add value to the portfolio, ending the period with about 5% of the portfolio in stocks of European companies.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

The U.S. economy shows signs of slowing growth, and corporate profits of the largest blue-chips are only growing by 4-5%. As a result, investors tend to seek companies that continue to exhibit growth despite the slowing economy. Our portfolio includes companies with excellent fundamentals and very inexpensive valuations. Although the small company growth area of the market has been out of favor in recent quarters, we believe that, ultimately, investors will come to prefer growth at a reasonable price.

/s/ Gareth Watts
Gareth Watts
Lead Portfolio Manager

_________________
*As of 6/30/98, the Fund held 4.38% of its total net assets in Goody's Family Clothing, 4.30% in Windmere Durable, 3.68% in Lernout & Hauspie, 3.36% in Personnel Group of America, and 3.17% in Toll Brothers.

                              [Govett Asia Fund]

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

In early 1998, Asian markets were extremely bearish. Investors feared that China might be forced to devalue the country's currency to retain its competitive advantage against smaller regional markets such as Malaysia, Thailand and the Philippines, which had seen their currencies fall 60-70%. But in February, instead of devaluing, China announced a massive infrastructure spending program designed to boost its economy. The result was a "sigh of relief" rally, providing some temporary strength for the rest of Asia. Unfortunately, the relief was short-lived, as Japan reported high unemployment and declared itself in recession. In addition, Korea's slowness in responding to its economic problems unnerved the markets.

Spring riots in Indonesia ousted President Suharto, prompting investors to question political stability elsewhere in Asia. India's nuclear weapons tests certainly did not stimulate confidence in the region. Among many specters the testing raised, investors began to fear the development of an Indian movement toward economic protectionism. In May and June concerns about Chinese devaluation arose again. Gross domestic product ("GDP") in the first quarter was below expectations, indicating inadequate exports. The continuing fall of the Japanese yen created questions about China's currency, despite China's best efforts to spur development by infrastructure spending. The U.S. decision to defend the Japanese yen reduced pressure on China somewhat, but investor concerns have not diminished.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six-month period ended June 30, 1998, total return was -25.76% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -29.43%. In comparison, the MSCI Pacific Index, including Japan, returned -5.82%. The Fund's performance was adversely affected by its relative underweight in Japan and Australia, and its relative overweight in some of Asia's smaller markets.

---------------------------------------------------------
 Fund's Average Annual        At Maximum       At Net
 Total Return               Offering Price   Asset Value
---------------------------------------------------------
 One Year                      -57.96%         -55.77%
---------------------------------------------------------
 Three Year+                   -20.21%         -18.85%
---------------------------------------------------------
 Since Inception (1/1/94)+     -18.56%         -16.29%
---------------------------------------------------------

Source: AIB Govett Asset Management Limited
+ Annualized

CURRENT STRATEGY

Although Japan's difficulties are far from over, its stock market remains the healthiest in the region. As of June 30, 1998, the Fund's allocation to Japan was 37%, up from 25% at the beginning of the year. Australian stocks are also attractively priced, and we have boosted our holdings to 15%, up from 6% at the beginning of 1998. Meanwhile, the portfolio reduced its exposure to the China market, with 13% compared to about 30% at the beginning of the year. In addition, we have pared the number of holdings in the portfolio to 35. By doing so, we are able to focus on the stocks we believe have the most favorable growth potential. We also raised the Fund's cash position to about 20%, to take advantage of buying opportunities.

Among the Fund's top ten holdings are Hong Kong & Shanghai Bank*, Woolworths* and Nintendo*. Hong Kong & Shanghai Bank, a subsidiary of HSBC Holdings*, is one of the largest banks in the world. Since about 60% of its assets are in Latin America, Europe and the U.S., we do not expect current economic conditions in Asia to hurt this company. Indeed, it will probably be a buyer of assets in these distressed times. Woolworths is an Australian retailer with nearly a 50% share in its market and historical earnings growth of about 10% per year. It plans to continue to grow by introducing banking services. Although the Australian stock market has sold down with the rest of Asia, the Australian economy continues to expand. In Japan, the weakening yen benefits exporters such as Nintendo, the global entertainment company. Every 1% drop in the yen against the U.S. dollar translates into 3% growth in Nintendo's earnings, which are growing at 25% per year but its price/earnings ratio is only 20. A U.S. company growing at that rate would probably have a much greater price/earnings multiple.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

Three key factors are likely to determine the pace of recovery in Asia. One is Japan's economic health. As a key export market for many Asian countries, Japan must show signs of economic recovery. A pickup in Japanese growth would be most beneficial to smaller Asian stock markets. In our view, the current situation favors investment in Japan as a defensive strategy. Another key factor is the region's willingness to broaden opportunities for foreign investors, to increase investment flows and reduce corporate debt. The third factor influencing Asian recovery is lower interest rates. Real interest rates, ranging from 10% to 40%, keep domestic economic activity very weak. China is an exception to this trend (where interest rates have been falling). However, it will take some time for momentum to build in China's large economy.

The Asia economic crisis could last into 1999, and prices have already factored in this possibility. Ultimately, though, its high savings rate, strong demographics and the strong entrepreneurial culture suggests that Asia will overcome its current difficulties.

/s/ Jane Pickard
Jane Pickard
Lead Portfolio Manager

_________________________
*As of 6/30/98, the Fund held 5.67% of its total net assets in Hong Kong & Shanghai Bank, 4.08% in Woolworths, and 3.91% in Nintendo.

                          [Govett Latin America Fund]

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

The Asian crisis has been negative for Latin America. Depressed commodity prices hurt copper, a major export for Peru and Chile. Oil prices also fell, placing pressure on the oil-producing countries of Mexico, Venezuela and Colombia. In November 1997, Brazil responded to concerns that its currency would come under pressure by raising interest rates, slowing economic growth in the first half of 1998. At the same time, strong-performances in the U.S. and European equity markets further drained liquidity from the Latin American equity market.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six months ended June 30, 1998, total return was -23.20% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -27.00%. The Fund underperformed the MSCI Latin America Index, whose return was -19.88%. The Fund was adversely affected in January by an overweight position in Mexico, where concern about the balance of trade led the market to underperform, although subsequently Mexican markets showed signs of improvement. In addition, the Fund held a limited number of smaller cap stocks, which did well early in the first half of the period. The Fund was also overweighted in the Brazilian electricity sector, which did poorly during the first half of the period.

---------------------------------------------------------
 Fund's Average Annual        At Maximum       At Net
 Total Return               Offering Price   Asset Value
---------------------------------------------------------
 One Year                      -34.77%         -31.37%
---------------------------------------------------------
 Three Year+                     3.61%           5.38%
---------------------------------------------------------
 Since Inception (3/7/94)+      -7.09%          -5.60%
---------------------------------------------------------

Source: AIB Govett Asset Management Limited
+ Annualized

CURRENT STRATEGY

Mexico and Brazil continue to dominate the portfolio's holdings, and the number one and number two holdings are Telefonos de Mexico ("Telemex")* and Telebras*, those countries' leading telephone companies. Telmex has outperformed the market over the period as a result of positive earnings results. In addition, the stock is a defensive holding in an uncertain economic environment.
Telebras is on the point of privatization and shows strong earnings growth as a result of restructuring and significant line growth, especially in cellular lines of its business.

Other top holdings in the Fund include Petrobras*, the Brazilian energy importer; YPF*, an Argentina energy company whose management has proven adept at maximizing shareholder value; Eletrobras* and Cemig*, two Brazilian utilities; Panamerican Beverages*, a Mexican food, beverage and tobacco company with broad exposure to Brazil and Argentina; CA Nac Telefonos*, a Venezuelan telecommunications company; Bancomer*, a Mexican bank, and Tubus de Acero Mexico*, a leading machinery and engineering firm.

As the period drew to a close, we lowered the Fund's Brazilian position and raised its Mexican holdings. In Brazil, the trade balance is improving and government fiscal reserves increasing. Nevertheless, the next few months may prove difficult because high unemployment during the period preceding a Presidential campaign may lead the Brazilian Central Bank to take unnecessary risks with fiscal and monetary policy. In Mexico, the government has taken decisive steps to compensate for the decline in oil prices through three budget cuts. This development, together with continuing growth in domestic demand and strong manufacturing exports, gives cause for optimism about the Mexican market.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

The Asian crisis affected Latin America in financial terms, by raising the cost of borrowing throughout the region, and in terms of trade, by lowering the value of commodity exports. In spite of compelling valuations in Latin American markets, greater stability is necessary before Latin American markets will reflect their fair values. However, specific events, such as the re-election of President Cardoso in Brazil and the political maneuvering over the bank bailout fund in Mexico could overshadow the Latin American markets in the short-term. The Fund's portfolio continues to emphasize companies with good growth prospects, low leverage and limited exposure to commodities. As a result, the Fund is underweight in Chile and the Andean countries whose markets are exposed to commodities. Investments in Mexico and Brazil are expected to focus on the growth sector and the structural changes taking place in the economy, such as consumer goods in Mexico and telecommunications in Brazil.

/s/ Caroline Lane
Caroline Lane
Lead Portfolio Manager

_________________________
*As of 6/30/98, the Fund held 12.60% of its total net assets in Telemex, 7.65% in Telebras, 5.99% in Petrobras, 3.73% in YPF, 4.02% in Eletrobras, 4.05% in Cemig, 3.59% in Panamerica Beverages, 3.58% in CA Nac Telefonos, 3.58% in Bancomer, and 3.37% in Tubos de Acero.

                          [Govett Global Income Fund]

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

Overall, the first half of 1998 was a favorable environment for the bond market. The main theme was the continuing impact of the Asian crisis, which made bonds a safe haven against uncertain equity markets. The fixed income markets were ahead strongly in January, particularly in the U.S. In February and March, the Asia story quieted down, and the bond market backtracked and remained sluggish until the spring, when it surged ahead. By June 30, 1998, the benchmark 30-year U.S. Treasury bond yield had fallen to 5.62%, about 30 basis points lower than the beginning of the year.

In Europe, interest rates continued to converge as the launch of the euro approached and 11 countries qualified for the single currency. Current short-term interest rates in Germany are about 3.5%, and it appears that starting short-term interest rates for the new currency will be no more than 4%. In the U.S., the fed funds rate remained at 5.5%, as the Federal Reserve Board stayed on the sidelines for the entire period, caught between opposing forces of strong U.S. growth and possible deflation in Asia.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

For the six months ended June 30, 1998, total return was 2.96% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -2.14%. Both total return figures include reinvestment of distributions of 18 cents per share. In comparison, the Salomon Brothers World Government Bond Index (the "Salomon Index") produced a return of 2.79%.

The Fund's bias towards dollar-denominated bonds positively affected its performance. As of June 30, 1998, the portfolio reflected a 75% exposure to the dollar, and only a 6% exposure to yen-denominated bonds. In contrast, the Salomon Index has a 34% exposure to the dollar and an 18% exposure to yen-denominated bonds. Other positive factors include an overweighting in U.K. bonds, which outperformed, and the portfolio's longer-than average duration of
6.34 years, which was favorable in a period of falling interest rates. In contrast, the Salomon Index duration was 5.4 during the period.

For yield enhancement, the portfolio included some emerging market debt, issued by Argentina and Russia. The Argentinian bond* performed quite well during the period. However, Russian bonds suffered as a result of the crisis over the Russian ruble.

---------------------------------------------------------
 Fund's Average Annual        At Maximum       At Net
 Total Return               Offering Price   Asset Value
---------------------------------------------------------
 One Year                       1.58%           6.87%
---------------------------------------------------------
 Three Year+                    0.92%           2.65%
---------------------------------------------------------
 Five Year+                     2.03%           3.07%
---------------------------------------------------------
 Since Inception (1/7/92)+      4.33%           4.95%
---------------------------------------------------------

Source: AIB Govett Asset Management Limited
+ Annualized

CURRENT STRATEGY

The portfolio's top ten holdings are dominated by U.S. and U.K. issues. We are significantly underweighted in continental Europe, because we believe that bond yields are generally too low to provide good value. In order to qualify for the single currency, European governments have been required to reduce their budget deficits and bring down their inflation rates. As a result, yields on fixed income securities have fallen sharply in the past 12 to 18 months. However, the U.K. is not one of the 11 countries currently in line for the European Monetary Union, and U.K. interest rates are substantially higher than comparable rates in continental Europe.

Long-term interest rates are at historically low levels in the U.S. However, because we believe that the U.S. economy is likely to slow in the second half of 1998, our view is that there continues to be some value in the U.S. bond market, but less so in the short end of the yield curve. Looking abroad, we will continue to hold our Russian position, as we expect the Russian political environment to improve in the medium term.

MARKET OUTLOOK FOR THE REMAINDER OF 1998

The Asian economic crisis is beginning to have a negative impact on the U.S. economy, particularly the export and industrial sectors. This, combined with a benign inflation environment, will likely have a positive impact on the U.S. bond market for the rest of 1998.

We continue to see some further appreciation in the U.S. dollar, which is why we will continue to focus on dollar-denominated assets. In the U.K., we believe that intermediate term bonds offer good value. However, we believe that the prospects for continental European and Japanese bonds are limited.

/s/ Howard Mahon
Howard Mahon
Member, Fixed Income Team

____________________________
*As of 6/30/98, the Fund held 6.47% of its total net assets in the Argentinian bond and 5.37% in the Russian bond

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Govett International Equity Fund

Schedule of Investments
June 30, 1998 (Unaudited)

                                                                    Value
Shares        Description                                        (See Note 1)
-------------------------------------------------------------------------------
           Common Stocks -  94.0%

           ARGENTINA -  0.6%
 2,500      Telefonica de Argentina ADR....................      $    81,094
                                                                 ------------
           AUSTRIA -  0.6%
 1,500      Radex-Heraklith................................           72,664
                                                                 ------------
           BRAZIL -  2.5%
 3,500      Cemig ADR......................................          108,334
 2,000      Telebras ADR...................................          218,375
                                                                 ------------
                                                                     326,709
                                                                 ------------
           CHINA -  0.0%
 7,000      China North Industries.........................            1,785
                                                                 ------------
           CZECH REPUBLIC -  0.5%
30,400      Prazske Pivovary*..............................           64,310
                                                                 ------------
           DENMARK -  1.8%
 2,000      Sophus Berendsen...............................           82,958
 3,000      Spar Nord Holdings.............................          158,492
                                                                 ------------
                                                                     241,450
                                                                 ------------
           FINLAND -  2.2%
 4,000      Nokia Oyj......................................          294,389
                                                                 ------------
           FRANCE -  10.9%
   800      Alcatel Alsthom................................          162,844
 2,000      Banque Nationale de Paris......................          163,373
 1,111      Cap Gemini Sogeti..............................          174,527
   120      Carrefour......................................           75,899
 1,300      Christian Dior.................................          163,588
   250      L'Oreal........................................          139,024
   150      Pinault-Printemps-Redoute......................          125,507
   960      Total..........................................          124,772
 1,500      Vivendi........................................          320,215
                                                                 ------------
                                                                   1,449,749
                                                                 ------------
           GERMANY -  10.0%
 1,500      Adidas.........................................          259,495
 4,070      Daimler Benz...................................          399,440
 1,000      SAP............................................          680,344
                                                                 ------------
                                                                   1,339,279
                                                                 ------------
           HONG KONG -  0.9%
 5,000      Hong Kong & Shanghai Bank  Holdings............          122,290
   327      Jardine Strategic Holdings.....................              621
                                                                 ------------
                                                                     122,911
                                                                 ------------
           INDIA -  0.8%
 9,000      State Bank of India GDR........................          106,650
                                                                 ------------
                                                                     Value
Shares       Description                                         (See Note 1)
-------------------------------------------------------------------------------
             ITALY -  3.8%
 3,500        Assicurazioni Generali.......................      $     113,853
40,000        Simint*......................................            390,579
                                                                 -------------
                                                                       504,432
                                                                 --------------
             JAPAN -  11.3%
 4,000        Bridgestone..................................             94,647
12,000        Fujitsu......................................            126,389
20,000        Hitachi Cable................................             96,379
10,000        Kirin Brewery................................             94,503
 4,000        Matsumotokiyoshi.............................            140,817
 9,000        Matsushita Electric Industries...............            144,784
   900        Nintendo.....................................             83,429
    12        Nippon Telegraph & Telephone.................             99,553
 7,000        Nomura Securities............................             81,554
     3        NTT Data Communications Systems..............            108,426
 2,500        Promise......................................            102,979
10,000        Ricoh........................................            105,396
15,000        Sekisui House................................            116,325
 1,300        Sony.........................................            112,069
                                                                 --------------
                                                                     1,507,250
                                                                 --------------
             MEXICO -  1.5%
84,000        Controladora Comercial Mexicana..............             70,074
 2,800        Telefonos de Mexico ADR......................            134,575
                                                                 --------------
                                                                       204,649
                                                                 --------------
             NETHERLANDS -  9.0%
 5,000        Cap Gemini...................................            413,122
 4,250        ING Groep....................................            278,414
 3,170        Koninklijke Ahold............................            101,805
 1,200        Philips Electronics..........................            100,920
 8,500        VNU..........................................            308,931
                                                                 --------------
                                                                     1,203,192
                                                                 --------------
             NORWAY -  2.2%
11,000        Provida*.....................................            210,959
 6,000        Tandberg*....................................             83,757
                                                                 --------------
                                                                       294,716
                                                                 --------------
             PORTUGAL -  0.7%
 7,018        Finibanco*...................................             93,122
                                                                 --------------
             RUSSIA -  0.5%
23,990        Trade House GUM ADR*.........................             71,970
                                                                 --------------
             SINGAPORE -  0.6%
20,600        Overseas Union Bank..........................             45,114
23,000        Sembawang Shipyard...........................             27,091
                                                                 --------------
                                                                        72,205
                                                                 --------------

See accompanying notes to the financial statements.

Schedule of Investments
June 30, 1998 (Unaudited)

                                                                     Value
Shares              Description                                 (See Note 1)
-------------------------------------------------------------------------------
               Common Stocks (continued)

               SLOVAKIA -  0.1%
 3,000         SES*.......................................      $      18,624
                                                                --------------
               SPAIN -  6.9%
36,000          Corp. Financiera Reunida, (COFIR)*........            543,463
 6,600          Iberdrola.................................            107,166
10,500          Prosegur..................................            124,959
 3,272          Telefonica de Espana......................            151,278
                                                                --------------
                                                                      926,866
                                                                --------------
               SWEDEN -  1.5%
12,000          Skandivnaviska Enskilda Banken............            205,340
                                                                --------------
               SWITZERLAND -  7.8%
   213          Novartis..................................            354,696
     9          Roche Holding.............................             88,444
   450          SBC.......................................            167,447
   110          Swiss Reinsurance.........................            278,393
   600          Valora Holding............................            158,343
                                                                --------------
                                                                    1,047,323
                                                                --------------
               THAILAND -  0.0%
30,000          National Finance & Securities*............              2,346
                                                                --------------
               UNITED KINGDOM -  17.3%
24,000          Barratt Developments......................            105,812
 7,500          British Airport Authority.................             81,037
10,000          British Telecommunications................            123,580
22,626          Carlton Communications....................            202,153
 5,548          CGU.......................................            103,585
25,000          FirstGroup................................            171,593
 8,800          Harvey Nichols............................             34,242
12,500          Legal & General Group.....................            133,496
 8,900          Lloyds TSB Group..........................            124,627
17,300          Marks & Spencer...........................            157,601
 7,000          National Westminister Bank................            125,200
28,000          Shell Transport & Trading.................            197,328
18,201          Thames Water..............................            331,618
16,500          Vodafone Group............................            209,557
 5,000          Zeneca Group..............................            214,763
                                                                --------------
                                                                    2,316,192
                                                                --------------
                TOTAL - COMMON STOCKS
                  (Cost $8,857,100).......................         12,569,217
                                                                --------------

                                                                    Value
Shares                Description                               (See Note 1)
-------------------------------------------------------------------------------
           Preferred Stocks -  2.2%

           GERMANY -  2.2%
   68      Daimler Benz Conv...............................     $       6,262
  100      Porsche.........................................           289,992
                                                                --------------
                                                                      296,254
                                                                --------------
           TOTAL - PREFERRED STOCKS
             (Cost $76,529)................................           296,254
                                                                --------------
          Warrants and Rights* -  0.0%

          MALAYSIA -  0.0%
8,750      Commerce Asset Holding Warrants, expire
            03/16/02 (Cost $5,308).........................               675
                                                                --------------
          TOTAL INVESTMENTS -
           96.2% (COST $8,938,937).........................        12,866,146

          Other Assets and Liabilities
           (net) -  3.8%...................................           508,998
                                                                --------------
          TOTAL NET ASSETS -
           100.0%..........................................     $  13,375,144
                                                                ==============

     * Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the financial statements.

Schedule of Investments
June 30, 1998 (Unaudited)

                           GEOGRAPHIC CONCENTRATION

United Kingdom.......................................................     17.3%
Germany..............................................................     12.2
Japan................................................................     11.3
France...............................................................     10.9
Netherlands..........................................................      9.0
Switzerland..........................................................      7.8
Spain................................................................      6.9
Italy................................................................      3.8
Brazil...............................................................      2.5
Norway...............................................................      2.2
Other................................................................     12.3
                                                                         -----
                                                                          96.2
Other Assets and Liabilities (net)...................................      3.8
                                                                         -----
     Total Net Assets................................................    100.0%
                                                                         =====

                             SECTOR CONCENTRATION

Services.............................................................     14.4%
Electrical & Electronics.............................................     10.5
Telecommunications...................................................     10.3
Banking..............................................................      9.8
Retail...............................................................      7.6
Health & Personal Care...............................................      7.2
Insurance............................................................      6.8
Automobiles..........................................................      5.2
Muli - Industry......................................................      4.1
Broadcasting & Publishing............................................      3.8
Other................................................................     16.5
                                                                         -----
                                                                          96.2
Other Assets and Liabilities (net)...................................      3.8
                                                                         -----
     Total Net Assets................................................    100.0%
                                                                         =====

See accompanying notes to the financial statements.

Govett Emerging Markets Equity Fund

Schedule of Investments
June 30, 1998 (Unaudited)

                                                           Value
     Shares                      Description           (See Note 1)
---------------------------------------------------------------------------
                              Common Stocks - 84.4%
             ARGENTINA - 4.2%
      21,700   Banco Frances del Rio de la Plata....   $   163,858
       8,800   Telefonica de Argentina ADR..........       285,450
      11,800   YPF ADR..............................       354,737
                                                       -----------
                                                           804,045
                                                       -----------

             BRAZIL - 8.2%
       9,440   Cemig ADR............................       292,192
   9,756,000   Eletrobras...........................       286,805
  17,755,000   Gerasul*.............................        24,256
   1,000,000   Saneamento Basico De SP..............       120,185
       6,040   Telebras ADR.........................       659,492
       7,100   Unibanco GDR.........................       209,450
                                                       -----------
                                                         1,592,380
                                                       -----------
             CHINA - 1.5%
     569,000   Qingling Motors......................       157,892
       9,760   Zhejiang Southeast Electric
                  Power GDR*........................       135,664
                                                       -----------
                                                           293,556
                                                       -----------

             CROATIA - 0.6%
       7,450   Pliva GDR............................       121,063
                                                       -----------

             CZECH REPUBLIC - 2.5%
      17,350   Komercni Banka.......................       219,478
      19,714   SPT Telekom*.........................       272,890
                                                       -----------
                                                           492,368
                                                       -----------

             EGYPT - 3.7%
       3,500   Al-Ahram Beverages GDR...............       111,300
      14,100   Commercial International Bank GDR....       152,985
       3,000   Madinet NASR.........................       143,569
      22,000   Paint & Chemical Industries GDR......       206,250
       6,025   Tourah Portland Cement...............       103,765
                                                       -----------
                                                           717,869
                                                       -----------

             GREECE - 7.3%
       2,500   Alpha Credit Bank....................       202,884
      16,400   Hellenic Petroleum*..................       134,090
      18,443   Hellenic Telecommunication
                Organization........................       473,307

       3,140   National Bank of Greece..............       402,819
       3,100   Titan Cement.........................       203,025
                                                       -----------
                                                         1,416,125
                                                       -----------

             HONG KONG - 1.1%
     126,000   China Telecom........................   $   218,727
                                                       -----------

             HUNGARY - 4.2%
       2,540   Gedeon Richter GDR*..................       203,200
       8,400   Matav ADR............................       247,275
       6,496   MOL Magyar Olaj-es Gazipari GDR......       175,392
       4,050   OTP Bank GDR.........................       196,628
                                                       -----------
                                                           822,495
                                                       -----------

             INDIA - 5.8%
         883   Hindalco Industries..................        13,901
       7,900   Hindustan Lever......................       281,251
      15,200   ITC..................................       233,736
       4,598   Larsen & Toubro......................        24,866
      17,200   Mahanager Telephone Nigam GDR*.......       180,170
       8,700   Ranbaxy Laboratories.................       112,341
      54,700   Reliance Industries..................       184,870
      19,000   State Bank of India..................        94,104
                                                       -----------
                                                         1,125,239
                                                       -----------

             ISRAEL - 6.0%
     303,000   Bank Leumi Le-Israel*................       604,431
       5,200   ECI Telecom..........................       196,950
       1,600   Koor Industries......................       184,875
       5,150   Teva Pharmaceutical Industries ADR...       181,216
                                                       -----------
                                                         1,167,472
                                                       -----------

             MEXICO - 14.3%
      27,500   Cemex ADR............................       242,374
     156,250   Cifra C..............................       216,896
      11,120   Femsa................................       346,321
      46,700   Grupo Financiero Banamex*............        90,902
      33,700   Grupo Financiero Bancomer GDR........       248,706
       5,100   Grupo Televisa GDR*..................       191,887
      46,000   Kimberly-Clark de Mexico.............       162,449
      71,000   Organizacion Soriana.................       203,748
     326,000   Telefonos de Mexico..................       770,536
      23,150   Tubo de Acero de Mexico ADR..........       296,609
                                                       -----------
                                                         2,770,428
                                                       -----------

             POLAND - 1.3%
       7,000   Bank Handlowy W Warszawie*...........       135,653
       3,900   Bank Rozwoju Eksportu................       105,693
                                                       -----------
                                                           241,346
                                                       -----------

Schedule of Investments
June 30, 1998 (Unaudited)


                                                                 Value
       Shares                Description                      (See Note 1)
---------------------------------------------------------------------------
                              Common Stocks (continued)
             RUSSIA - 0.3%
     18,877    Trade House GUM ADR*......................  $    56,631
                                                           -----------
             SOUTH AFRICA - 8.6%
     52,000    ABSA Group................................      325,041
     14,000    Liberty Life..............................      273,413
     28,000    Rembrandt Group...........................      175,022
     11,500    Reunert...................................       13,017
     19,000    Sasol.....................................      110,259
     60,000    Smith (C.G.)..............................      165,224
     16,500    South African Breweries...................      340,077
     14,000    Tiger Oats................................      123,461
    109,000    Wooltru...................................      139,950
                                                           -----------
                                                             1,665,464
                                                           -----------

              TAIWAN - 2.8%
     35,200    Compal Electronics*.......................       94,760
    104,000    CTCI*.....................................      189,171
     17,400    Delta Electronic Industrial...............       58,235
     84,720    Nien Hsing Textile*.......................      197,250
                                                           -----------
                                                               539,416
                                                           -----------

              THAILAND - 2.7%
     12,100    Advanced Info Service.....................       51,611
      5,900    BEC World.................................       22,510
     96,500    Electricity Generating*...................      129,070
     24,600    PTT Exploration and Production*...........      186,540
    145,400    Thai Farmers Bank.........................      128,345
                                                           -----------
                                                               518,076
                                                           -----------

              TURKEY - 8.4%
    930,000    Alcatel Teletas Komunikasyon..............      122,231
  1,500,000    Eregli Demir*.............................      233,759
  6,100,000    Sabanci Holding...........................      377,957
  1,037,500    Turkiye Is Bankasi........................      445,562
  7,823,000    Yapi ve Kredi Bankasi.....................      455,112
                                                           -----------
                                                             1,634,621
                                                           -----------
              VENEZUELA - 0.9%
      7,270    CANTV ADR.................................      181,750
                                                           -----------

               TOTAL - COMMON STOCKS (Cost $18,361,152)..   16,379,071
                                                           -----------

            Preferred Stocks - 5.8%
             BRAZIL - 5.8%

    121,200  Banco Itau..................................   $   69,164
 25,000,000  Copel.......................................      233,453
  2,647,000  Petrobras...................................      492,071
  1,650,000  Telesp Celular*.............................      136,959
    836,000  Telesp......................................      196,613
                                                           -----------
                                                             1,128,260
                                                           -----------

            TOTAL - PREFERRED STOCKS
           (Cost $1,326,718).............................    1,128,260
                                                           -----------

            Warrants & Rights* - 0.0%

            BRAZIL - 0.0%
     39,292   Telesp Rights, expire  7/2/98..............          662

            GREECE - 0.0%
      2,500   Alpha Credit Bank Rights, expire
               7/24/98...................................        4,263
                                                           -----------

            TOTAL - WARRANTS & RIGHTS (Cost $0)..........        4,925
                                                           -----------

            TOTAL INVESTMENTS
                    - 90.2%
              (COST $19,687,870).........................   17,512,256

           Other Assets and Liabilities
              (net) - 9.8%...............................    1,901,886
                                                           -----------
           TOTAL NET ASSETS
                    - 100.0%.............................  $19,414,142
                                                           ===========


   *Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt


See accompanying notes to the financial statements.

Schedule of Investments
June 30, 1998 (Unaudited)

                           GEOGRAPHIC CONCENTRATION

Mexico....................................................  14.3%
Brazil....................................................  14.0
South Africa..............................................   8.6
Turkey....................................................   8.4
Greece....................................................   7.3
Israel....................................................   6.0
India.....................................................   5.8
Hungary...................................................   4.2
Argentina.................................................   4.2
Egypt.....................................................   3.7
Other.....................................................  13.7
                                                           -----
                                                            90.2
Other Assets and Liabilities (net)........................   9.8
                                                           -----
     Total Net Assets..................................... 100.0%
                                                           =====

                             SECTOR CONCENTRATION

Banking...................................................  19.4%
National Telecommunications...............................  13.6
Regional Telecommunications...............................   7.0
Energy Resources..........................................   5.3
Health & Personal Care....................................   4.9
Electrical & Electronics..................................   4.3
Beverages & Tobacco.......................................   4.1
Building Materials & Components...........................   3.9
Retail....................................................   3.2
Chemicals.................................................   2.6
Other.....................................................  21.9
                                                           -----
                                                            90.2
Other Assets and Liabilities (net)........................   9.8
                                                           -----
     Total Net Assets..................................... 100.0%
                                                           =====


See accompanying notes to the financial statements.

Govett Smaller Companies Fund

Schedule of Investments
June 30, 1998 (Unaudited)

                                                                     Value
     Shares             Description                               (See Note 1)
--------------------------------------------------------------------------------
                  Common Stocks - 101.0%

                  APPLIANCES & HOUSEHOLD DURABLES - 4.3%
         105,200   Windmere-Durable Holdings*................   $  3,767,475
                                                                ------------
                  BANKING - 0.6%
          10,000   Marshall & Ilsley.........................        510,625
                                                                ------------

                  BUILDING MATERIALS & COMPONENTS - 3.2%
          97,000   Toll Brothers*............................      2,782,688
                                                                ------------
                  ELECTRICAL & ELECTRONICS - 19.2%
          40,000   Applied Graphics
                    Technologies*............................      1,830,000
         170,500   CHS Electronics*..........................      3,047,687
          35,000   CIENA.....................................      2,436,875
          24,000   Electronics for Imaging*..................        507,000
          54,000   Learnout & Hauspie Speech Products*.......      3,223,125
          70,000   Synopsys*.................................      3,202,500
          81,710   Tandberg*.................................      1,140,635
          33,000   USWeb*....................................        781,688
          40,000   Viasoft*..................................        647,500
                                                                ------------
                                                                  16,817,010
                                                                ------------

                  ELECTRICAL EQUIPMENT - 1.8%
         115,300   Encad*....................................      1,570,963
                                                                ------------

                  ELECTRONIC COMPONENTS & INSTRUMENTS - 4.3%
          76,000   Indus International*......................        912,000
         100,000   Oryx Technology*..........................        100,000
          92,000   SDL*......................................      2,196,500
          28,000   Vantive*..................................        574,000
                                                                ------------
                                                                   3,782,500
                                                                ------------

                  ENERGY RESOURCES - 4.4%
          75,000   Comstock Resources*.......................        557,812
          98,800   Global Industries*........................      1,667,250
          17,000   Noble Drilling*...........................        409,063
          64,000   Precision Drilling*.......................      1,256,000
                                                                ------------
                                                                   3,890,125
                                                                ------------

                  FINANCIAL SERVICES - 10.8%
         110,000   AMRESCO*..................................      3,203,750
          60,000   Friedman, Billings, Ramsey Group..........        866,250
          44,000   Starwood Lodging Trust....................      2,125,750
          70,000   TCF Financial.............................      2,065,000
          75,000   United Companies Financial................      1,171,875
                                                                ------------
                                                                   9,432,625
                                                                ------------

                  FOOD & HOUSEHOLD PRODUCTS - 0.3%
          15,100   Dan River*................................        256,700
                                                                ------------

                  HEALTH & PERSONAL CARE - 10.6%
         117,500   Balanced Care*............................    $   851,875
          38,000   Beverly Enterprises*......................        524,875
          55,000   CombiChem*................................        381,562
          93,200   Dura Pharmaceuticals*.....................      2,085,350
          15,500   Ergo Science*.............................         55,219
          45,000   Imnet Systems*............................        601,875
          40,000   SangStat Medical*.........................      1,255,000
           6,000   Sofamor Danek Group.......................        519,375
          70,000   Total Renal Care
                   Holdings*.................................      2,415,000
         329,000   Trinity Biotech ADR*......................        627,156
                                                                ------------
                                                                   9,317,287
                                                                ------------
                  INSURANCE - 0.9%
          36,500   Vesta Insurance Group*....................        777,906
                                                                ------------

                  LEISURE & TOURISM - 3.1%
         187,500   Rainforest Cafe*..........................      2,601,562
         199,250   Spatializer Audio Laboratories*...........        143,211
                                                                ------------
                                                                   2,744,773
                                                                ------------

                  MACHINERY & ENGINEERING - 2.9%
          19,000   Group Maintenance America*................        342,000
          30,000   OmniQuip International....................        555,000
          50,000   Rental Service*...........................      1,681,250
                                                                ------------
                                                                   2,578,250
                                                                ------------

                  MULTI - INDUSTRY - 5.9%
          30,000   CalEnergy*................................        901,875
         147,400   Personnel Group of America*...............      2,948,000
         165,000   Printrak International*...................        866,250
          17,000   Sterigenics International*................        442,000
                                                                ------------
                                                                   5,158,125
                                                                ------------

                  RETAIL - 15.2%
          15,000   Borders Group*............................        555,000
          50,000   Claire's Stores...........................      1,025,000
          70,000   Goody's Family Clothing*..................      3,841,250
          86,000   I.C. Isaacs*..............................        301,000
          85,000   Just For Feet*............................      2,422,500
          88,600   Proffitt's*...............................      3,577,225
          50,000   Viking Office Products*...................      1,568,750
                                                                ------------
                                                                  13,290,725
                                                                ------------

                  SERVICES - 7.9%
         130,000   Allied Waste Industries*..................      3,120,000
          49,000   Corrections Corporation of America*.......      1,151,500
         100,000   Stewart Enterprises.......................      2,662,500
                                                                ------------
                                                                   6,934,000
                                                                ------------

Schedule of Investments
June 30, 1998 (Unaudited)

                                                                    Value
     Shares                    Description                       (See Note 1)
--------------------------------------------------------------------------------
                         Common Stocks (continued)
               TELECOMMUNICATIONS - 5.6%
       87,000   Digital Microwave*...........................  $   630,750
      181,600   DSP Communications*..........................    2,497,000
       54,800   PairGain Technologies*.......................      955,575
       27,500   World Access*................................      825,000
                                                               -----------
                                                                 4,908,325
                                                               -----------

              TOTAL - COMMON STOCKS
                (Cost $84,812,467)...........................   88,520,102
                                                               -----------

              TOTAL INVESTMENTS - 101.0% (COST $84,812,467)..   88,520,102
               Other Assets and Liabilities
               (net) - (1.0)%................................     (843,640)
                                                               -----------

               TOTAL NET ASSETS -
                100.0%.......................................  $87,676,462
                                                               ===========

* Non-income producing security
ADR American Depositary Receipt

                  GEOGRAPHIC CONCENTRATION
United States.............................................      95.3%
Belgium...................................................       3.7
Norway....................................................       1.3
Ireland...................................................       0.7
                                                            ---------
                                                               101.0
Other Assets and Liabilities (net)........................      (1.0)
                                                            ---------
     Total Net Assets.....................................     100.0%
                                                            =========

                  SECTOR CONCENTRATION

Electrical & Electronics..................................      19.2%
Retail....................................................      15.2
Financial Services........................................      10.8
Health & Personal Care....................................      10.6
Services..................................................       7.9
Multi-Industry............................................       5.9
Telecommunications........................................       5.6
Energy Resources..........................................       4.4
Electronic Components & Instruments.......................       4.3
Appliances & Household Durables...........................       4.3
Other.....................................................      12.8
                                                            ---------
                                                               101.0

Other Assets and Liabilities (net)........................      (1.0)
                                                            ---------
     Total Net Assets.....................................     100.0%
                                                            =========

See accompanying notes to the financial statements.

Govett Asia Fund

Schedule of Investments
June 30, 1998 (Unaudited)

                                                Value
Shares              Description              (See Note 1)
---------------------------------------------------------
       Common Stocks - 79.7%

       AUSTRALIA - 15.2%
 3,000    AMP*............................   $  35,154
23,800    Goodman Fielder.................      34,677
 2,800    Howard Smith....................      16,492
24,900    Pasminco........................      18,989
11,900    Woolworths Holdings.............      38,734
                                             ---------
                                               144,046
                                             ---------
       HONG KONG - 13.7%
52,000    China Resources Beijing Land....      16,779
16,000    China Telecom...................      27,775
 2,200    Hong Kong & Shanghai
               Bank Holdings..............      53,807
 6,000    Hutchinson Whampoa..............      31,673
                                             ---------
                                               130,034
                                             ---------
       JAPAN - 36.9%
   800    Aderans.........................      17,544
 3,000    Alpine Electronics*.............      31,164
 1,000    Fuji Photo Film.................      34,843
 2,000    Fujitsu.........................      21,065
 1,000    Ito-Yokado......................      47,107
 1,000    Kikkoman........................       5,266
 3,000    Kirin Brewery...................      28,351
 1,000    Mitsui Fudosan..................       7,907
   400    Nintendo........................      37,080
     3    Nippon Telegraph & Telephone....      24,888
     1    NTT Data Communications
               Systems....................      36,142
   100    Shohkoh Fund....................      24,600
   400    Sony............................      34,483
                                             ---------
                                               350,440
                                             ---------
       PHILIPPINES - 2.8%
 2,736    Far East Bank & Trust (partly
               paid)......................       2,296
 4,100    Metropolitan Bank & Trust.......      24,089
                                             ---------
                                                26,385
                                             ---------
       SINGAPORE - 5.9%
 5,300    Development Bank of Singapore...      29,331
 4,000    Singapore Press Holdings........      26,754
                                             ---------
                                                56,085
                                             ---------
       TAIWAN - 1.2%
 1,600    Compal Electronics*.............       4,307
 3,080    Nien Hsing Textile*.............       7,171
                                             ---------
                                                11,478
                                             ---------

                                                Value
Shares              Description              (See Note 1)
---------------------------------------------------------
       THAILAND - 4.0%
 5,100    Advanced Info Service..........    $  21,753
18,400    Thai Farmers Bank..............       16,242
                                             ---------
                                                37,995
                                             ---------
          TOTAL - COMMON STOCKS
               (Cost $871,133)...........      756,463
                                             ---------
       Preferred Stocks - 0.1%

       MALAYSIA - 0.1%
20,000    Multi-Purpose Holdings,
               expire 1/13/02                    1,301
                                             ---------
       Warrants and Rights* - 0.1%

       HONG KONG - 0.0%
18,400    Oriental Press Group Warrants,
               expire 10/2/98............           24
                                             ---------
       JAPAN - 0.1%
    20    Optec Dai-Ichi Denko Warrants,
               expire 2/8/00.............        1,020
                                             ---------
       MALAYSIA - 0.0%
   971    Rashid Hussain Berhad Warrants,
               expire 3/25/02............          162
                                             ---------
       PHILIPPINES - 0.0%
16,200    Belle Corporation Warrants,
               expire 10/6/00............           22
                                             ---------
          TOTAL - WARRANTS AND RIGHTS
               (Cost $18,027)............        1,228
                                             ---------

       TOTAL INVESTMENTS -
               79.9% (COST $897,165).....      758,992

       Other Assets and Liabilities
               (net) -  20.1%............      190,278
                                             ---------
       TOTAL NET ASSETS -
          100.0%.........................    $ 949,270
                                             =========

* Non-income producing security

See accompanying notes to the financial statements.

Schedule of Investments
June 30, 1998 (Unaudited)

     GEOGRAPHIC CONCENTRATION
Japan.........................................      37.0%
Australia.....................................      15.2
Hong Kong.....................................      13.7
Singapore.....................................       5.9
Thailand......................................       4.0
Philippines...................................       2.8
Taiwan........................................       1.2
Malaysia......................................       0.1
                                                  ------
                                                    79.9
Other Assets and Liabilities (net)............      20.1
                                                  ------
  Total Net Assets............................     100.0%
                                                  ======
       SECTOR CONCENTRATION
Retail........................................     13.5%
Electrical & Electronics......................     13.3
Banking.......................................     10.2
Telecommunications............................      9.6
Food & Household Products.....................      6.6
Financial Services............................      5.7
Services......................................      5.7
Leisure & Tourism.............................      3.7
Multi - Industry..............................      3.5
Broadcasting & Publishing.....................      2.8
Other.........................................      5.3
                                                  -----
                                                   79.9
Other Assets and Liabilities (net)............     20.1
                                                  -----
  Total Net Assets............................    100.0%
                                                  =====

See accompanying notes to the financial statements.

                           Govett Latin America Fund

Schedule of Investments
June 30, 1998 (Unaudited)

                                                      Value
         Shares            Description            (See Note 1)
---------------------------------------------------------------
                      Common Stocks - 79.9%

                      ARGENTINA - 9.9%
          7,300        Banco Frances del Rio
                        de la
                        Plata . . . . . . .      $     55,123
          3,800        Importadora y
                        Exportadora
                        Patagonia . . . . .            57,274
          2,160        Telefonica de
                        Argentina ADR . . .            70,065
          3,700        YPF ADR  . . . . . .           111,231
                                                 ------------
                                                      293,693
                                                 ------------
                      BRAZIL - 26.1%
          3,900        Cemig ADR  . . . . .           120,722
      4,079,000        Eletrobras . . . . .           119,914
      5,169,000        Gerasul* . . . . . .             7,062
         27,000        Guararapes . . . . .            77,039
          3,350        Pao de Accucar GDR .            75,794
         65,000        Riograndense de
                        Telecommunication .            70,870
        480,000        Telebras . . . . . .            38,183
          1,740        Telebras ADR . . . .           189,986
          2,690        Unibanco GDR . . . .            79,355
                                                 ------------
                                                      778,925
                                                 ------------
                      CHILE - 4.3%
          2,750        Empresa Nacional
                        Electricidad
                        ADR . . . . . . . .            39,187
            900        Quimica Minera ADR .            30,150
          2,870        Telecomunicacoes de
                        Chile
                        ADR . . . . . . . .            58,297
                                                 ------------
                                                      127,634
                                                 ------------
                      MEXICO - 36.0%
         18,800        Apasco . . . . . . .            98,700
         52,800        Cifra C  . . . . . .            73,293
         92,000        Controladora
                        Comercial
                        Mexicana  . . . . .            75,929
          1,980        Femsa* . . . . . . .            61,665
         15,000        Grupo Financiero
                        Banamex*. . . . . .            29,197
         14,500        Grupo Financiero
                        Bancomer
                        GDR . . . . . . . .           106,820
         81,500        Grupo Financiero
                        Banorte*. . . . . .            88,113
         17,000        Grupo Industrial
                        Saltillo. . . . . .            56,727
          3,400        Panamerican Beverages          106,888
          5,730        Telefonos de Mexico
                        ADR . . . . . . . .           275,398
          7,850        Tubos de Acero de
                        Mexico
                        ADR . . . . . . . .           100,578
                                                 ------------
                                                    1,073,308
                                                 ------------
                                                            Value
         Shares           Description                   (See Note 1)
--------------------------------------------------------------------
                       VENEZUELA - 3.6%
          4,270         CANTV ADR  . . . . .                106,750
                                                        ------------
                        TOTAL - COMMON STOCKS              2,380,310
                         (Cost $2,893,060) .
                                                        ------------
                       Preferred Stocks - 14.4
                       BRAZIL - 14.4%
         84,700         Banco Itau . . . . .                  48,335
      8,800,000         Copel  . . . . . . .                  82,176
        960,000         Petrobras  . . . . .                 178,462
        380,000         Telesp Celular*  . .                  31,542
        380,000         Telesp . . . . . . .                  89,369
                                                        ------------
                                                             429,884
                                                        ------------
                        TOTAL - PREFERRED
                         STOCKS (Cost
                         $470,859) . . . . .                 429,884
                                                        ------------
                       Warrants and Rights* - 0.0%
                       BRAZIL - 0.0%
         17,859         Telesp Rights, expire
                         7/2/98
                         (Cost $0) . . . . .                     301
                                                        ------------
                       TOTAL INVESTMENTS -
                            94.3% (COST
                         $3,363,919) . . . .               2,810,495
                       Other Assets and
                         Liabilities
                         (net) - 5.7%  . . .                 169,563
                                                        ------------
                       TOTAL NET ASSETS -
                        100.0% . . . . . . .              $2,980,058
                                                        ============

* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the financial statements.

Schedule of Investments
June 30, 1998 (Unaudited)


        GEOGRAPHIC CONCENTRATION

Brazil . . . . . . . . . . . . . .     40.5%
Mexico . . . . . . . . . . . . . .     36.0
Argentina. . . . . . . . . . . . .      9.9
Chile. . . . . . . . . . . . . . .      4.3
Venezuela. . . . . . . . . . . . .      3.6
                                      -----
                                       94.3
Other Assets and Liabilities (net)      5.7
                                      -----
  Total Net Assets . . . . . . . .    100.0%
                                      =====

       SECTOR CONCENTRATION

National Telecommunications. . . .     24.8%
Energy Resources . . . . . . . . .      9.7
Banking. . . . . . . . . . . . . .      9.6
Electrical & Electronics . . . . .      8.3
Regional Telecommunications. . . .      6.4
Beverages & Tobacco. . . . . . . .      5.6
Utilities - Electrical & Gas . . .      5.1
Retail . . . . . . . . . . . . . .      5.0
Financial Services . . . . . . . .      4.6
Merchandising. . . . . . . . . . .      4.5
Other. . . . . . . . . . . . . . .     10.7
                                      -----
                                       94.3
Other Assets and Liabilities (net)      5.7
                                      -----
  Total Net Assets . . . . . . . .    100.0%
                                      =====


See accompanying notes to the financial statements.

Govett Global Income Fund
Schedule of Investments
June 30, 1998 (Unaudited)

        Principal                                             Value
         Amount                     Description            (See Note 1)
------------------------------------------------------------------------
                           Corporate Bonds - 12.7%

                           IRELAND - 6.4%
USD            500,000      BGB Finance
                             6.50%, 09/03/01  . . . . .   $     506,250
                                                          --------------
                           NORWAY - 6.3%
USD            500,000      Telenor Series E
                             5.75%, 03/26/01  . . . . .         497,500
                                                          --------------
                             TOTAL -
                             CORPORATE BONDS
                             (Cost $998,322)  . . . . .       1,003,750
                                                          --------------
                           Government Bonds and Notes -
                             87.4%

                           ARGENTINA - 6.5%
USD            500,000      Argentina Global Bond 9.25%,
                             02/23/01 . . . . . . . . .         509,062
                                                          --------------
                           AUSTRIA - 8.5%
ATS          7,800,000      Republic of Austria 6.25%,
                             05/31/06 . . . . . . . . .         672,758
                                                          --------------
                           GERMANY - 0.7%
DEM            100,000      Deutschland Republic 5.625%,
                             01/04/28 . . . . . . . . .          57,555
                                                          --------------
                           MULTI-NATIONAL - 5.8%
JPY         52,000,000      IBRD Global Bond 4.75%,
                             12/20/04 . . . . . . . . .         455,544
                                                          --------------
                           NETHERLANDS - 2.8%
NLG            400,000      Netherlands Government
                             7.00%, 06/15/05  . . . . .         223,774
                                                          --------------
                           NEW ZEALAND - 2.2%
NZD            300,000       New Zealand Government
                             8.00%, 11/15/06  . . . . .         171,602
                                                          --------------
                           RUSSIA - 5.4%
USD            500,000      Russia (Ministry of Finance)
                             9.25%, 11/27/01  . . . . .         423,050
                                                          --------------
                           UNITED KINGDOM - 21.5%
GBP            350,000      U.K. Gilt
                             8.00%, 06/07/21  . . . . .         759,853
GBP            500,000      U.K. Gilt
                             9.75%, 08/27/02  . . . . .         931,290
                                                          --------------
                                                              1,691,143
                                                          --------------
                           UNITED STATES - 34.0%
USD            400,000      U.S. Treasury Bond 6.50%,
                             11/15/26 . . . . . . . . .         444,250
USD            500,000      U.S. Treasury Note 6.125%,
                             11/15/27 . . . . . . . . .         535,781
        Principal                                             Value
         Amount                     Description            (See Note 1)
------------------------------------------------------------------------
                           UNITED STATES (CONTINUED)
USD            300,000      U.S. Treasury Note 6.50%,
                             08/31/01 . . . . . . . . .   $     308,063
USD          1,250,000      U.S. Treasury Note 7.50%,
                             02/15/05 . . . . . . . . .       1,383,985
                                                          --------------
                                                              2,672,079
                                                          --------------
                             TOTAL -
                             GOVERNMENT BONDS AND NOTES

                             (Cost $6,727,516)  . . . .       6,876,567
                                                          --------------
                           TOTAL INVESTMENTS - 100.1%


                            (COST $7,725,838) . . . . .       7,880,317
                           Other Assets and Liabilities
                             (net) - (0.1)% . . . . . .          (9,679)
                                                          --------------
                           TOTAL NET ASSETS -
                            100.0%  . . . . . . . . . .   $   7,870,638
                                                          ==============

ATS Austrian Schilling
DEM German Mark
GBP British Pound
JPY Japanese Yen
NLG Netherland Guilder
NZD New Zealand Dollar
USD United States Dollar


       GEOGRAPHIC CONCENTRATION

United States. . . . . . . . . . .     34.0%
United Kingdom . . . . . . . . . .     21.5
Austria. . . . . . . . . . . . . .      8.5
Argentina. . . . . . . . . . . . .      6.5
Ireland. . . . . . . . . . . . . .      6.4
Norway . . . . . . . . . . . . . .      6.3
Multi-National . . . . . . . . . .      5.8
Russia . . . . . . . . . . . . . .      5.4
Netherlands. . . . . . . . . . . .      2.8
New Zealand. . . . . . . . . . . .      2.2
Other. . . . . . . . . . . . . . .      0.7
                                      -----
                                      100.1
Other Assets and Liabilities (net)     (0.1)
                                      -----
  Total Net Assets . . . . . . . .    100.0%
                                      =====


See accompanying notes to the financial statements.

Statements of Assets and Liabilities
June 30, 1998 (Unaudited)


                                                                   Emerging
                                                  International     Markets
                                                     Equity         Equity
                                                      Fund           Fund
                                                  -------------  --------------
ASSETS:
Investments, at value (Note 1) - (see
 accompanying Schedule of Investments)  . . . .   $12,866,146     $17,512,256
Cash  . . . . . . . . . . . . . . . . . . . . .         9,982         362,109
Foreign currency, at value (Note 1) . . . . . .       594,890       1,057,767
Receivable from:
 Securities sold  . . . . . . . . . . . . . . .         5,026         443,063
 Fund shares sold . . . . . . . . . . . . . . .             -          52,892
 Dividends and interest . . . . . . . . . . . .        25,439         130,603
 Reimbursement from investment manager (Note 2)             -          20,947
Deferred organization expense (Note 1)  . . . .             -               -
Other assets  . . . . . . . . . . . . . . . . .         3,343           3,087
                                                  -----------     -----------
 Total assets . . . . . . . . . . . . . . . . .    13,504,826      19,582,724
                                                  -----------     -----------
LIABILITIES:
Loans payable (Note 4)  . . . . . . . . . . . .             -               -
Payable for:
 Securities purchased . . . . . . . . . . . . .             -               -
 Fund shares repurchased  . . . . . . . . . . .        26,417           2,931
 Distributions declared . . . . . . . . . . . .             -               -
 Deferred foreign country taxes . . . . . . . .           212          12,683
 Investment manager (Note 2)  . . . . . . . . .        11,610               -
 Net open foreign currency contracts (Note 8) .             -               -
Accrued expenses and other liabilities  . . . .        91,443         152,968
                                                  -----------     -----------
 Total liabilities  . . . . . . . . . . . . . .       129,682         168,582
                                                  -----------     -----------
NET ASSETS  . . . . . . . . . . . . . . . . . .   $13,375,144     $19,414,142
                                                  ===========     ===========
NET ASSETS CONSIST OF:
Paid-in-capital . . . . . . . . . . . . . . . .   $ 8,707,880     $30,595,391
Undistributed net investment income (loss)  . .       (83,337)        (57,500)
Accumulated net realized gain (loss) on
 investments and foreign currency transactions        831,744      (8,873,688)
Net unrealized appreciation (depreciation) on
 investments, forward currency contracts and net
 other assets (net of accrued foreign country
 tax unrealized appreciation) . . . . . . . . .     3,918,857      (2,250,061)
                                                  -----------     -----------
NET ASSETS  . . . . . . . . . . . . . . . . . .   $13,375,144     $19,414,142
                                                  ===========     ===========
SHARES OUTSTANDING  . . . . . . . . . . . . . .     1,078,928       1,989,192
                                                  ===========     ===========
NET ASSET VALUE AND REDEMPTION PRICE PER CLASS A
 SHARE. . . . . . . . . . . . . . . . . . . . .   $     12.40     $      9.76
                                                  ===========     ===========
OFFERING PRICE PER CLASS A SHARE (NET ASSET
 VALUE DIVIDED BY 95.05%) . . . . . . . . . . .   $     13.04     $     10.27
                                                  ===========     ===========



Cost of investments . . . . . . . . . . . . . .   $ 8,938,937     $19,687,870
Cost of foreign currency  . . . . . . . . . . .   $   604,035     $ 1,115,564

See accompanying notes to the financial statements.

  Smaller                       Latin        Global
 Companies        Asia         America       Income
    Fund          Fund          Fund          Fund
-------------  ------------  ------------  ------------
$ 88,520,102   $   758,992   $ 2,810,495   $ 7,880,317
           -        73,178        79,709             -
           -        81,761         1,424             -

   1,920,732        81,027       158,372             -
           -           100             -             -
       8,200         2,531        32,907       143,154
           -        44,006        23,609        16,086
           -         3,190         4,054             -
       3,087         3,087         3,116         3,087
------------   -----------   -----------   -----------
  90,452,121     1,047,872     3,113,686     8,042,644
------------   -----------   -----------   -----------

   2,121,372             -             -        12,175

           -        42,177        32,249             -
     219,613             -        24,240        50,807
           -             -             -        13,154
           -           149             -             -
      46,606             -             -             -
           -             -             -        33,523
     388,068        56,276        77,139        62,347
------------   -----------   -----------   -----------
   2,775,659        98,602       133,628       172,006
------------   -----------   -----------   -----------
$ 87,676,462   $   949,270   $ 2,980,058   $ 7,870,638
============   ===========   ===========   ===========

$110,798,906   $ 4,012,073   $ 4,722,333   $12,622,744
    (929,517)      (24,209)       31,317       (78,276)
 (25,900,562)   (2,902,250)   (1,221,687)   (4,794,054)
   3,707,635      (136,344)     (551,905)      120,224
------------   -----------   -----------   -----------
$ 87,676,462   $   949,270   $ 2,980,058   $ 7,870,638
============   ===========   ===========   ===========
   4,500,825       215,341       405,647     1,000,824
============   ===========   ===========   ===========
$      19.48   $      4.41   $      7.35   $      7.86
============   ===========   ===========   ===========
$      20.49   $      4.64   $      7.73   $      8.27
============   ===========   ===========   ===========


$ 84,812,467   $   897,165   $ 3,363,919   $ 7,725,838
$          -   $    81,091   $     1,482   $         -

STATEMENTS OF OPERATIONS

For the six months ended June 30, 1998 (Unaudited)

                                                                   Emerging
                                                  International     Markets
                                                     Equity         Equity
                                                      Fund           Fund
                                                  -------------  --------------
INVESTMENT INCOME:
Interest* .....................................    $    2,928     $     9,594
Dividends*.....................................       143,404         358,595
                                                   ----------     -----------
 Total investment income.......................       146,332         368,189
                                                   ----------     -----------
EXPENSES:
Management fee (Note 2)........................        68,959         134,118
Custody and administration fees................        41,420         151,635
12b-1 fee Class A (Note 3).....................        25,849          50,689
Professional fees..............................        21,972          21,972
Transfer agency fee............................        28,837          86,911
Registration and filing fees...................         8,340          11,679
Directors' fees and expenses...................        11,450          11,450
Amortization of organization costs (Note 1)....             -               -
Other..........................................        12,494          23,423
                                                   ----------     -----------
 Total expenses................................       219,321         491,877
                                                   ----------     -----------
Less: Expenses reimbursable and fees waived by
 the Manager (Note 2)..........................       (46,886)       (157,759)
                                                   ----------     -----------
Net operating expenses.........................       172,435         334,118
                                                   ----------     -----------
Interest and other non-operating expenses (Note
 4)............................................             -           7,238
                                                   ----------     -----------
NET INVESTMENT INCOME (LOSS)...................       (26,103)         26,833
                                                   ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investment transactions.......................       831,423      (2,711,049)
 Foreign currency transactions.................           318         (71,943)
                                                   ----------     -----------
  Net realized gain (loss).....................       831,741      (2,782,992)
                                                   ----------     -----------
Net unrealized appreciation (depreciation) on:
 Investments...................................     1,319,663      (2,260,479)
 Foreign currency transactions.................       (30,191)        (56,638)
                                                   ----------     -----------
  Net unrealized appreciation (depreciation)
   during the period...........................     1,289,472      (2,317,117)
                                                   ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)........     2,121,213      (5,100,109)
                                                   ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...............................    $2,095,110     $(5,073,276)
                                                   ==========     ===========

*Net of foreign taxes withheld of..............    $   20,521     $       604

See accompanying notes to the financial statements.

  Smaller                    Latin        Global
 Companies      Asia        America       Income
   Fund         Fund         Fund          Fund
------------  ----------  ------------  ----------
$    47,077   $   1,454   $     1,816    $ 287,676
     77,588       9,760        81,909            -
-----------   ---------   -----------    ---------
    124,665      11,214        83,725      287,676
-----------   ---------   -----------    ---------

    528,197       6,450        20,875       34,170
    186,010      34,388        25,085       18,202
    199,763       2,425         7,899       15,946
     21,972      21,973        21,972       21,954
    409,538      10,006        12,456       16,995
     26,593       8,260         8,321        8,505
     11,074      11,713        11,132       11,584
          -       3,137         2,908            -
     62,600       7,196         8,171       12,378
-----------   ---------   -----------    ---------
  1,445,747     105,548       118,819      139,734
-----------   ---------   -----------    ---------
   (419,089)    (89,454)      (66,708)     (60,154)
-----------   ---------   -----------    ---------
  1,026,658      16,094        52,111       79,580
-----------   ---------   -----------    ---------
     27,524          24           297        5,239
-----------   ---------   -----------    ---------
   (929,517)     (4,904)       31,317      202,857
-----------   ---------   -----------    ---------


 (4,652,779)   (575,932)     (208,372)      30,966
          -      (1,597)       (2,573)    (266,352)
-----------   ---------   -----------    ---------
 (4,652,779)   (577,529)     (210,945)    (235,386)
-----------   ---------   -----------    ---------

  8,764,056     238,387      (862,654)     368,139
          -      (3,989)         (777)     (49,720)
-----------   ---------   -----------    ---------
  8,764,056     234,398      (863,431)     318,419
-----------   ---------   -----------    ---------
  4,111,277    (343,131)   (1,074,376)      83,033
-----------   ---------   -----------    ---------
$ 3,181,760   $(348,035)  $(1,043,059)   $ 285,890
===========   =========   ===========    =========

$         -   $     691   $       136    $   6,119

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Emerging Markets
                                                          International Equity Fund               Equity Fund
                                                       ------------------------------   -------------------------------
                                                       Six Months Ended   Year Ended    Six Months Ended    Year Ended
                                                         June 30,1998    December 31,     June 30,1998     December 31,
                                                         (Unaudited)         1997         (Unaudited)          1997
                                                       ----------------  -------------  ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)..........................  $      (26,103)   $   (219,105)   $     26,833     $  (290,519)
Net realized gain (loss) on investment and foreign
 currency transactions................................         831,741         542,801      (2,782,992)        261,861
Net change in unrealized appreciation (depreciation)
 on investments, forward currency contracts, foreign
 currency, and other assets...........................       1,289,472         (90,140)     (2,317,117)     (2,490,178)
                                                        --------------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from
 operations...........................................       2,095,110         233,556      (5,073,276)     (2,518,836)
                                                        --------------    ------------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income............................               -               -        (337,867)              -
From net realized capital gains.......................        (335,006)       (398,221)              -               -
Return of capital.....................................               -               -               -               -
                                                        --------------    ------------     -----------     -----------
 Total distributions to shareholders..................        (335,006)       (398,221)       (337,867)              -
                                                        --------------    ------------     -----------     -----------
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold.............................         958,596       5,058,342       1,357,465      30,078,065
Net asset value of shares issued on reinvestment of
 distributions........................................         316,468         372,030         313,058               -
Cost of shares repurchased............................      (3,612,371)    (17,135,065)     (9,744,228)    (51,474,083)
                                                        --------------    ------------     -----------     -----------
Net increase (decrease) in net assets resulting from
 fund share transactions..............................      (2,337,307)    (11,704,693)     (8,073,705)    (21,396,018)
                                                        --------------    ------------    ------------     -----------
Total change in net assets............................        (577,203)    (11,869,358)    (13,484,848)    (23,914,854)
NET ASSETS:
 Beginning of period..................................      13,952,347      25,821,705      32,898,990      56,813,844
                                                        --------------    ------------    ------------     -----------
 End of period* ......................................  $   13,375,144    $ 13,952,347   $  19,414,142     $32,898,990
                                                        ==============    ============    ============     ===========

*Including undistributed net investment income (loss)
 of...................................................  $      (83,337)   $    (57,234)  $     (57,500)    $   253,534

See accompanying notes to the financial statements.

     Smaller Companies Fund                 Asia Fund                   Latin America Fund              Global Income Fund
--------------------------------   ------------------------------  ------------------------------  ------------------------------
Six Months Ended    Year Ended     Six Months Ended   Year Ended   Six Months Ended   Year Ended   Six Months Ended    Year Ended
  June 30,1998     December 31,      June 30,1998    December 31,    June 30,1998    December 31,    June 30,1998     December 31,
  (Unaudited)          1997          (Unaudited)         1997        (Unaudited)         1997        (Unaudited)          1997
----------------  --------------   ----------------  ------------  ----------------  ------------  ----------------  ------------

 $   (929,517)    $  (2,848,368)    $   (4,904)      $   (36,880)   $    31,317     $   (13,241)    $   202,857      $    572,928
   (4,652,779)       (8,405,338)      (577,529)         (234,911)      (210,945)        827,817        (235,386)       (1,079,921)
    8,764,056        (8,647,141)       234,398          (484,070)      (863,431)        (57,661)        318,419           135,243
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------
    3,181,760       (19,900,847)      (348,035)         (755,861)    (1,043,059)        756,915         285,890          (371,750)
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------

            -                 -              -                 -              -               -        (212,267)         (162,682)
            -                 -              -                 -              -               -               -                 -
            -                 -              -                 -              -               -               -          (638,355)
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------
            -                 -              -                 -              -               -        (212,267)         (801,037)
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------

   48,882,326       722,881,110        130,654         1,176,022        175,416       3,074,853          62,876           374,048
            -                 -              -                 -              -               -         123,325           429,663
  (92,312,692)     (834,789,996)      (305,828)       (3,166,013)    (1,289,881)     (2,954,747)     (2,665,830)       (9,708,061)
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------
  (43,430,366)     (111,908,886)      (175,174)       (1,989,991)    (1,114,465)        120,106      (2,479,629)       (8,904,350)
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------
  (40,248,606)     (131,809,733)      (523,209)       (2,745,852)    (2,157,524)        877,021      (2,406,006)      (10,077,137)

  127,925,068       259,734,801      1,472,479         4,218,331      5,137,582       4,260,561      10,276,644        20,353,781
 ------------     -------------     ----------       -----------    -----------     -----------     -----------      ------------
 $ 87,676,462     $ 127,925,068     $  949,270       $ 1,472,479    $ 2,980,058     $ 5,137,582     $ 7,870,638      $ 10,276,644
 ============     =============     ==========       ===========    ===========     ===========     ===========      ============


 $   (929,517)    $           -     $  (24,209)      $   (19,305)   $    31,317     $         -     $   (78,276)     $    (68,866)

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period:


                                                                                        International Equity Fund
                                                                     -------------------------------------------------------------
                                                                      Six Months
                                                                        Ended        Year Ended      Year Ended       Year Ended
                                                                     June 30,1998   December 31,    December 31,     December 31,
                                                                     (Unaudited)        1997            1996             1995
                                                                     ------------   ------------    ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . .  . .      $ 10.90        $ 11.19         $ 11.27          $ 10.16
                                                                        -------        -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)  . . . . . . . . . . . . . . . .  . .        (0.03)         (0.24)+         (0.11)+          (0.08)+
Net realized and unrealized gain (loss) on investments  . . .  . .         1.83           0.18            1.45             1.20
                                                                        -------        -------         -------          -------
  Total from investment operations  . . . . . . . . . . . . .  . .         1.80          (0.06)           1.34             1.12
                                                                        -------        -------         -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  . . . . . . . . . . . . . . . . .  . .            -              -           (0.11)               -
In excess of net investment income  . . . . . . . . . . . . .  . .            -              -           (0.09)               -
From net realized gain  . . . . . . . . . . . . . . . . . . .  . .        (0.30)         (0.23)          (1.22)           (0.01)
In excess of net realized capital gain  . . . . . . . . . . .  . .            -              -               -                -
                                                                        -------        -------         -------          -------
  Total distributions . . . . . . . . . . . . . . . . . . . .  . .        (0.30)         (0.23)          (1.42)           (0.01)
                                                                        -------        -------         -------          -------
Net asset value, end of period  . . . . . . . . . . . . . . .  . .      $ 12.40        $ 10.90         $ 11.19          $ 11.27
                                                                        =======        =======         =======          =======
TOTAL RETURN**  . . . . . . . . . . . . . . . . . . . . . . .  . .        16.47 %        (0.71) %        12.13  %         11.01  %

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . .  . .      $13,375        $13,952         $25,822          $28,546
Net operating expenses to average daily net assets (Note A) .  . .         2.50 %*        2.50  %         2.39  %          2.50  %
Net investment income (loss) to average daily net assets  . .  . .        (0.38)%*       (1.01) %        (1.06) %         (0.64) %
Portfolio turnover rate . . . . . . . . . . . . . . . . . . .  . .           36 %           51  %           84  %           101  %

-----------------------------
Note A: AIB Govett Asset Management Limited waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31,
        1993 and 1994. For the years ended December 31, 1995, 1996 and 1997, AIB Govett Asset Management Limited (former investment manager, currently subadviser to all Funds) waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. For the six months ended June 30, 1998, AIB Govett, Inc. (investment manager since January
        1, 1998), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . ..         3.18 %*           3.12  %      3.09  %          2.75  %

                                                                         International Equity Fund
                                                                     --------------------------------
                                                                      Year Ended          Year Ended
                                                                     December 31,        December 31,
                                                                         1994                1993
                                                                     ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . .        $ 13.23             $  9.31
                                                                         -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)  . . . . . . . . . . . . . . . . . .          (0.12)+             (0.03)
Net realized and unrealized gain (loss) on investments  . . . . .          (0.94)               5.01
                                                                         -------             -------
  Total from investment operations  . . . . . . . . . . . . . . .          (1.06)               4.98
                                                                         -------             -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  . . . . . . . . . . . . . . . . . . .              -                   -
In excess of net investment income  . . . . . . . . . . . . . . .              -                   -
From net realized gain  . . . . . . . . . . . . . . . . . . . . .          (2.01)              (1.06)
In excess of net realized capital gain  . . . . . . . . . . . . .              -                   -
                                                                         -------             -------
  Total distributions . . . . . . . . . . . . . . . . . . . . . .          (2.01)              (1.06)
                                                                         -------             -------
Net asset value, end of period  . . . . . . . . . . . . . . . . .        $ 10.16             $ 13.23
                                                                         =======             =======
TOTAL RETURN**  . . . . . . . . . . . . . . . . . . . . . . . . .          (8.44) %            54.50 %

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . . . .        $32,296             $44,610
Net operating expenses to average daily net assets (Note A) . . .           2.50  %             2.50 %
Net investment income (loss) to average daily net assets  . . . .          (0.98) %            (0.79)%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .            155  %              151 %

-----------------------------
Note A: AIB Govett Asset Management Limited waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31,
        1993 and 1994. For the years ended December 31, 1995, 1996 and 1997, AIB Govett Asset Management Limited (former investment manager, currently subadviser to all Funds) waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. For the six months ended June 30, 1998, AIB Govett, Inc. (investment manager since January
        1, 1998), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:
    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .           2.74  %             2.65 %

(a) Commencement of Operations was January 1, 1993.
(b) Commencement of Operations was January 1, 1994.
(c) Commencement of Operations was March 7, 1994.
*   Annualized
**  Total return calculations exclude front end sales load.
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.





See accompanying notes to the financial statements.

                           Emerging Markets Equity Fund`                                       Smaller Companies Fund
----------------------------------------------------------------------------------   -------------------------------------------
 Six Months                                                                            Six Months
   Ended       Year Ended    Year Ended    Year Ended    Year Ended    Year Ended        Ended        Year Ended      Year Ended
June 30,1998  December 31,  December 31,  December 31,  December 31,  December 31,   June 30,1998   December 31,    December 31,
(Unaudited)       1997          1996          1995          1994          1993        (Unaudited)        1997            1996
------------  ------------  ------------  ------------  ------------  ------------   ------------   ------------    ------------
 $ 12.24       $ 13.66       $ 12.24       $ 13.29       $ 17.70       $ 10.72         $ 19.09       $  21.83        $  29.96
 -------       -------       -------       -------       -------       -------         -------       --------        --------

    0.03         (0.11)+       (0.13)+       (0.06)+       (0.11)+       (0.05)          (0.21)         (0.43)+         (0.44)+
   (2.36)        (1.31)         1.61         (0.98)        (1.93)         8.36            0.60          (2.31)          (2.84)
 -------       -------       -------       -------       -------       -------         -------       --------        --------
   (2.33)        (1.42)         1.48         (1.04)        (2.04)         8.31            0.39          (2.74)          (3.28)
 -------       -------       -------       -------       -------       -------         -------       --------        --------

   (0.15)            -             -             -             -             -               -              -               -
       -             -         (0.06)            -             -             -               -              -               -
       -             -             -         (0.01)        (2.33)        (1.33)              -              -           (4.85)
       -             -             -             -         (0.04)            -               -              -               -
 -------       -------       -------       -------       -------       -------         -------       --------        --------
   (0.15)            -         (0.06)        (0.01)        (2.37)        (1.33)              -              -           (4.85)
 -------       -------       -------       -------       -------       -------         -------       --------        --------
 $  9.76       $ 12.24       $ 13.66       $ 12.24       $ 13.29       $ 17.70         $ 19.48       $  19.09        $  21.83
 =======       =======       =======       =======       =======       =======         =======       ========        ========
  (19.30)%      (10.40) %      12.08  %      (7.84) %     (12.65) %      79.73 %          2.04 %       (12.55) %       (10.62) %

 $19,414       $32,899       $56,814       $75,887       $76,812       $71,422         $87,676       $127,925        $259,735
    2.50 %*       2.50  %       2.38  %       2.50  %       2.50  %       2.50 %          1.95 %*        1.95  %         1.81  %
    0.20 %*      (0.54) %      (0.62) %      (0.49) %      (0.77) %      (0.88)%         (1.77)%*       (1.64) %        (1.40) %
      58 %         120  %        122  %        115  %        140  %        143 %            30 %           77  %          406  %

    3.73 %*       2.91  %       2.62  %       2.78  %       2.65  %       2.52 %          2.80 %*        2.59  %         2.08  %
           Smaller Companies Fund
-----------------------------------------------
 Year Ended      Year Ended       Year Ended
December 31,    December 31,     December 31,
     1995            1994           1993 (a)
 ------------    ------------    --------------
 $  19.06         $ 15.85          $ 10.00
 --------         -------          -------

    (0.30)+         (0.10)+          (0.06)
    13.32            4.47             5.91
 --------         -------          -------
    13.02            4.37             5.85
 --------         -------          -------

        -               -                -
        -               -                -
    (2.12)          (1.16)               -
        -               -                -
 --------         -------          -------
    (2.12)          (1.16)               -
 --------         -------          -------
 $  29.96         $ 19.06          $ 15.85
 ========         =======          =======
    69.13  %        28.68  %         58.50 %

 $517,990         $76,873          $39,681
     1.95  %         1.95  %          1.95 %
    (1.64) %        (1.13) %         (0.93)%
      280  %          519  %           483 %

     2.12  %         2.40  %          2.44 %

For a Share Outstanding Throughout Each Period:

                                                                                Asia Fund
                               ---------------------------------------------------------------------------------------------------
                                      Six Months
                                        Ended                  Year Ended               Year Ended               Year Ended
                                    June 30, 1998             December 31,             December 31,             December 31,
                                     (Unaudited)                  1997                     1996                     1995
                               ------------------------  -----------------------  -----------------------  -----------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD............... $  5.94                   $  9.15                  $ 8.53                   $  8.79
                                    -------                   -------                  ------                   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
 (loss) ...........................   (0.03)                    (0.20)+                 (0.26)+                   (0.05)+
Net realized and
 unrealized gain
 (loss) on investments.............   (1.50)                    (3.01)                   1.05                     (0.21)
                                     -------                   -------                  ------                   -------
  Total from
   investment
   operations .....................   (1.53)                    (3.21)                   0.79                     (0.26)
                                     -------                   -------                  ------                   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment
 income ............................      -                         -                   (0.12)                        -
In excess of net
 investment income  ...............       -                         -                   (0.05)                        -
From net realized gain.............       -                         -                       -                         -
In excess of net
 realized capital gain.............       -                         -                       -                         -
Return of capital .................       -                         -                       -                         -
                                     -------                   -------                  ------                   -------
  Total distributions..............       -                         -                   (0.17)                        -
                                     -------                   -------                  ------                   -------
Net asset value, end
 of period  ....................... $  4.41                   $  5.94                  $ 9.15                   $  8.53
                                     =======                   =======                  ======                   =======
TOTAL RETURN**  ...................  (25.76)%                  (35.08)%                  9.33%                    (2.96)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
 period (000's) ................... $   949                   $ 1,472                  $4,218                   $12,491
Net expenses to
 average daily net
 assets (Note A)  .................    2.50%*                    2.50%                   2.50%                     2.50%
Net investment income
 (loss) to average
 daily net assets .................   (0.76)%*                  (1.39)%                 (1.51)%                   (0.67)%
Portfolio turnover
 rate .............................     132%                      172%                    170%                      163%

-----------------------------
Note A: AIB Govett Asset Management Limited waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31,
    1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited (former investment manager currently, subadviser to all Funds) waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. For the six months ended June 30, 1998, AIB Govett, Inc. (investment manager since January 1,
    1998), waived a portion of its.management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

    Expenses  .....................   16.40%*                   11.09%                   6.66%                     3.62%

                                             Year Ended
                                            December 31,
                                              1994 (b)
                                      -------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                          $ 10.00
                                              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           (0.18)+
 (loss) . . . . . . .
Net realized and
 unrealized gain                                (1.03)
 (loss) on investments                        -------
  Total from
   investment                                   (1.21)
   operations . . . .                         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment                                 -
 income . . . . . . .
In excess of net                                    -
 investment income  .
From net realized gain                              -
In excess of net                                    -
 realized capital gain
Return of capital . .                               -
                                              -------
  Total distributions                               -
                                              -------
Net asset value, end
 of period  . . . . .                         $  8.79
                                              =======
TOTAL RETURN**  . . .                          (12.10)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of                            $13,849
 period (000's) . . .
Net expenses to                                  2.50%
 average daily net
 assets (Note A)  . .
Net investment income                           (1.33)%
 (loss) to average
 daily net assets . .
Portfolio turnover                                213%
 rate . . . . . . . .

-----------------------------
Note A: AIB Govett Asset Management Limited waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31,
    1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited (former investment manager currently, subadviser to all Funds) waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.  For the six months ended June 30, 1998, AIB Govett, Inc. (investment manager since January 1,
    1998), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.  Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated
    would have been:
    Expenses  . . . .              2.66%

(a) Commencement of Operations was January 1, 1993.
(b) Commencement of Operations was January 1, 1994.
(c) Commencement of Operations was March 7, 1994.
*   Annualized
**  Total return calculations exclude front end sales load.
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

See accompanying notes to the financial statements

                         Latin America Fund
---------------------------------------------------------------------
 Six Months
    Ended       Year Ended    Year Ended    Year Ended   Period Ended
June 30, 1998  December 31,  December 31,  December 31,  December 31,
 (Unaudited)       1997          1996          1995        1994 (c)
-------------  ------------  ------------  ------------  ------------
 $  9.57         $ 7.97        $ 6.44       $  7.89       $ 10.00
 -------         ------        ------       -------       -------

    0.08          (0.02)+        0.07 +       (0.01)+       (0.09)+
   (2.30)          1.62          1.52         (1.44)        (1.53)
 -------         ------        ------       -------       -------
   (2.22)          1.60          1.59         (1.45)        (1.62)
 -------         ------        ------       -------       -------

       -              -         (0.06)            -             -
       -              -             -             -             -
       -              -             -             -         (0.27)
       -              -             -             -         (0.22)
       -              -             -             -             -
 -------         ------        ------       -------       -------
       -              -         (0.06)            -         (0.49)
 -------         ------        ------       -------       -------
 $  7.35         $ 9.57        $ 7.97       $  6.44       $  7.89
 =======         ======        ======       =======       =======
  (23.20)%        20.08 %       24.74 %      (18.38)%      (16.94)%

 $ 2,980         $5,138        $4,261       $ 4,817       $ 7,096
    2.50 %*        2.50 %        2.50 %        2.50 %        2.50 %*
    1.50 %*       (0.25)%        0.54 %        0.00 %       (1.06)%*
      44 %          123 %         150 %         127 %         185 %

    5.71 %*        5.47 %        6.49 %        5.66 %        3.35 %*

                               Global Income Fund
--------------------------------------------------------------------------------------
   Six Months
     Ended       Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
 June 30, 1998  December 31,  December 31,   December 31,  December 31,   December 31,
  (Unaudited)       1997          1996          1995           1994           1993
-------------  -------------  ------------  ------------  -------------  ------------
  $ 7.82         $ 8.32        $  8.97        $  8.48       $ 10.16        $ 9.77
  ------        -------       --------       --------       -------        -------

    0.15           0.26 +         0.57 +         0.63 +        0.76 +        0.99

    0.07          (0.30)         (0.54)          0.53         (1.67)         0.66
  ------        -------       --------       --------      --------       -------

    0.22          (0.04)          0.03           1.16         (0.91)         1.65
  ------        -------       --------       --------      --------       -------

   (0.18)         (0.12)         (0.66)         (0.63)        (0.24)        (0.95)
       -              -          (0.02)         (0.04)            -             -
       -              -              -              -             -         (0.31)
       -              -              -              -             -             -
       -          (0.34)             -              -         (0.53)            -
  ------        -------       --------       --------      --------       -------

   (0.18)         (0.46)         (0.68)         (0.67)        (0.77)        (1.26)
  ------        -------       --------       --------      --------       -------

  $ 7.86        $  7.82       $   8.32        $  8.97       $  8.48       $ 10.16
  ======        =======       ========       ========      ========       =======
    2.96%         (0.35)%         0.34 %        14.11 %       (9.16)%       17.67 %

  $7,871        $10,277       $ 20,354        $41,181       $51,691       $82,000
    1.75 %*        1.75 %         1.64 %         1.75 %        1.75 %        1.72 %
    4.46 %*        4.23 %         7.17 %         7.45 %        8.30 %        9.66 %
       6 %           76 %          236 %          249 %         701 %         328 %

    3.19 %*        2.82 %         2.38 %         1.93 %        1.95 %        1.72 %

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The Govett Funds, Inc. (the "Company") was established as a Maryland corporation on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of nine series which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Six series are currently being offered to the public (individually a "Fund" and collectively the "Funds"): Govett International Equity Fund, Govett Emerging Markets Equity Fund, Govett Smaller Companies Fund and Govett Asia Fund (each a diversified, open-end management investment company), and Govett Latin America Fund and Govett Global Income Fund (each a non-diversified, open-end management investment company). Each Fund has authorized the issuance of Class A, Class B and Institutional Class Shares. As of June 30, 1998, only Class A shares of the Funds registered with the SEC had been sold to the public.

Govett International Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located throughout the world. Govett Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in Asia. Govett Latin America Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION--Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as AIB Govett, Inc. ("AIB Govett" or the "Manager") and AIB Govett Asset Management Limited ("AIB Govett London" or the "Subadviser") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value, determined in good faith, as authorized by the Company's Board of Directors.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may experience a loss if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager and Subadviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

FORWARD CURRENCY EXCHANGE CONTRACT--The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Subadviser may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

OPTIONS--The Funds may purchase option contracts to manage its exposure to general market conditions. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price.

The maximum exposure to loss for any purchase option is limited to the premium initially paid for the option. Risks may arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions.

SECURITY FORWARD PURCHASE COMMITMENTS--The Global Income Fund may enter into security forward purchase commitments ("forward commitments"). Forward commitments are securities purchased for delivery beyond the normal settlement date at a stated price or yield, and no income accrues to the Fund on such securities prior to delivery. Forward commitments are marked-to-market on a daily basis. The change in value is recorded by the Fund as an unrealized gain or loss. When the Fund enters into a forward commitment transaction, it establishes a segregated account in which it maintains appropriate securities in an amount at least equal in value to the Fund's commitment to purchase such security. It is the Fund's intention to sell securities purchased on a forward commitment basis prior to settlement date. The Fund may experience a loss if a counterparty does not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis.

TAXES--The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to distribute all of their taxable income, including any net realized gain on investments, to shareholders within the prescribed time periods. Therefore, no provision for income or excise tax is necessary. At December 31, 1997, the following Funds had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                            Expiration Date December 31,
                   -----------------------------------------------
                      2002        2003        2004        2005          Total
                   ----------  ----------  ----------  -----------  ------------
Emerging Markets
 Equity..........          --  $2,573,000          --           --   $ 2,573,000
Smaller
 Companies.......          --          --          --  $14,359,000    14,359,000
Asia.............          --   1,953,000          --       47,000     2,000,000
Latin
 America.........          --     895,000          --           --       895,000
Global Income....  $2,210,000     170,000  $1,412,000      745,000     4,537,000

DISTRIBUTIONS TO SHAREHOLDERS--The International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund, Asia Fund and Latin America Fund intend to declare and pay distributions from net investment income and net realized capital gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized capital gains, if any, annually.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, option and forward transactions, currency contracts, organization costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis. Withholding taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the U.S.

ORGANIZATION EXPENSES--Organization expenses are amortized on a straight line basis over a period of 60 months from commencement of operations of each Fund. In the event that any of the initial shares purchased by the Manager or its affiliated companies are redeemed during the amortization period by any holder thereof, the Funds will be reimbursed for any remaining unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the total number of initial shares outstanding at the time of redemption.

EXPENSES--A significant portion of the Company's expenses are directly related to individual Funds. Expenses of the Fund not directly attributable to the operations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense.

NOTE 2-MANAGEMENT FEES AND AFFILIATED SERVICE PROVIDERS

The Manager and Subadviser, pursuant to the terms of their respective investment management contracts, provide all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the daily average net assets of each Fund. The Manager has agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund, Asia Fund, Latin America Fund, and Global Income Fund through December 31, 1998, to the extent that the Funds' annual ordinary operating expenses exceed 2.50%, 2.50%, 1.95%, 2.50%, 2.50%, and 1.75% of its average daily net assets, respectively.

Prior to January 1, 1998, AIB Govett London was investment adviser to all Funds. On that date, following an internal reorganization which did not result in any change of actual control or management of AIB Govett London or any change in the management of the Funds, AIB Govett became investment adviser to the Funds, with AIB Govett London serving as subadviser. AIB Govett and AIB Govett London are wholly owned by AIB Asset Management Holdings. The terms of the new advisory agreements were substantially similar to the prior agreements. Berkeley Capital Management had served as subadvisor to the Smaller Companies Fund until January 9, 1997.

No officer, director or employee of the Manager or its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The compensation of the unaffiliated directors of the Company is borne by the Company.

NOTE 3-DISTRIBUTION AGREEMENT/12B-1 PLAN

The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay the Distributor a quarterly distribution fee equal to an annual rate of 0.35% of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares. This is a "compensation plan" that does not provide for continued payments to a distributor upon termination of the distribution agreement.

Pursuant to Rule 12b-1, the Board of Directors of the Company approved a modification of the existing Class A 12b-1 Plan which became effective February 1, 1998. The modification reduced the ongoing distribution fee paid by each Fund to the Distributor to an annual rate of 0.35% of each Fund's aggregate average daily net assets attributable to its Class A shares from an annual rate of 0.50% for all Funds other than the Global Income Fund.

NOTE 4-LINE OF CREDIT

The Company has entered into an agreement with Chase Manhattan Bank ("Chase") under which Chase agrees to provide a 364 day committed line of credit to the Funds. During the six months ended June 30, 1998, maximum loan amounts under the terms of the agreement could not exceed 10% of each Fund's net asset value at the time of borrowing. Borrowing under the agreement cannot exceed $30,250,000 in the aggregate. Interest on amounts loaned are calculated at the Chase New York Prime Rate plus 0.25% per annum. The Funds also pay to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

As of June 30, 1998, under the Credit Agreement with Chase, the Smaller Companies Fund had $1,920,000 outstanding.

For the six months ended June 30, 1998, the Funds had borrowings from Chase under the arrangement as follows. The average daily balance is calculated by totaling the amount of money advanced and dividing by the number of days the loan was outstanding.

                       Average     Maximum
                        Daily    Outstanding      Average     Interest
                       Balance    Borrowing    Interest Rate  Expense
                       --------  -----------   -------------  --------
Emerging Markets
 Equity.............   $183,923  $ 1,260,000        8.75%     $  7,237
Smaller Companies...    768,591    5,230,000        8.75        27,524
Asia................      1,105       50,000        8.75            24
Latin America.......      7,127      120,000        8.75           297
Global Income.......    149,807      550,000        8.75         5,239

NOTE 5-PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended June 30, 1998, were as follows. Only the Global Income Fund had U.S. Government securities transactions.

                              Purchases       Sales
                             -----------  -------------
International Equity......   $ 4,835,797   $ 7,466,516
                             ===========   ===========
Emerging Markets Equity...   $15,220,512   $24,973,937
                             ===========   ===========
Smaller Companies.........   $31,493,944   $62,739,394
                             ===========   ===========
Asia......................   $ 1,586,516   $ 1,904,140
                             ===========   ===========
Latin America.............   $ 1,828,031   $ 2,888,961
                             ===========   ===========
Global Income:
 U.S Government securities   $   519,063   $   927,422
 Other Investments........        57,382     2,038,417
                             -----------   -----------
                             $   576,445   $ 2,965,839
                             ===========   ===========

NOTE 6-FUND SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company's Board of Directors to establish separate series (or Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Transactions in fund shares for the periods indicated below are as follows:

                              International Equity       Emerging Markets
                                      Fund                  Equity Fund
                             ----------------------   -----------------------
                             Six Months               Six Months
                               Ended     Year Ended     Ended      Year Ended
                              6/30/98     12/31/97     6/30/98      12/31/97
                             ----------  -----------  ----------  -----------
Shares sold................     78,344      435,290     119,257     2,079,986
Shares issued on
 reinvestment of
 distributions.............     25,584       31,581      25,065            --
Shares repurchased.........   (304,859)  (1,494,963)   (843,515)   (3,550,796)
                             ---------   ----------   ---------    ----------
Net increase (decrease)....   (200,931)  (1,028,092)   (699,193)   (1,470,810)
Fund shares:
 Beginning of
 period....................  1,279,859    2,307,951   2,688,385     4,159,195
                             ---------   ----------   ---------    ----------
 End of period.............  1,078,928    1,279,859   1,989,192     2,688,385
                             =========   ==========   =========    ==========

                           Smaller Companies
                                 Fund                    Asia Fund
                       ------------------------   -----------------------
                       Six Months                 Six Months
                          Ended     Year Ended      Ended      Year Ended
                         6/30/98     12/31/97      6/30/98      12/31/97
                       -----------  -----------   ----------  -----------
Shares sold..........   2,510,566    36,785,127       23,830      133,395
Shares issued on
 reinvestment of
 distributions.......          --            --           --           --
Shares repurchased...  (4,710,828)  (41,983,474)     (56,342)    (346,615)
                       ----------   -----------      -------     --------
Net decrease.........  (2,200,262)   (5,198,347)     (32,512)    (213,220)
Fund shares:
 Beginning of
 period..............   6,701,087    11,899,434      247,853      461,073
                       ----------   -----------      -------     --------
 End of period.......   4,500,825     6,701,087      215,341      247,853
                       ==========   ===========      =======     ========

                               Latin America Fund      Global Income Fund
                             ----------------------  -----------------------
                             Six Months              Six Months
                               Ended     Year Ended    Ended      Year Ended
                              6/30/98     12/31/97    6/30/98      12/31/97
                             ----------  ----------  ----------  -----------
Shares sold................    20,345     315,132        7,961        40,235
Shares issued on
 reinvestment of
 distributions.............        --          --       15,646        62,277
Shares repurchased.........  (151,417)   (312,949)    (337,415)   (1,235,195)
                             --------    --------    ---------    ----------
Net increase (decrease)....  (131,072)      2,183     (313,808)   (1,132,683)
Fund shares:
 Beginning of
 period....................   536,719     534,536    1,314,632     2,447,315
                             --------    --------    ---------    ----------
 End of period.............   405,647     536,719    1,000,824     1,314,632
                             ========    ========    =========    ==========

NOTE 7-FEDERAL INCOME TAX COST

At June 30, 1998, the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                          International     Emerging        Smaller
                             Equity      Markets Equity    Companies
                              Fund            Fund            Fund
                          -------------  --------------  ---------------
Aggregate cost..........   $  8,938,937   $  19,687,870   $   84,812,467
                           ============   =============   ==============
Gross unrealized
 appreciation...........      4,653,762       1,236,562       18,111,190
Gross unrealized
 depreciation...........       (726,553)     (3,412,176)     (14,403,555)
                           ------------   -------------   --------------
Net unrealized
 appreciation
 (depreciation).........   $  3,927,209   $  (2,175,614)  $    3,707,635
                           ============   =============   ==============

                                          Latin        Global
                              Asia       America       Income
                              Fund        Fund          Fund
                           ----------  -----------  ------------
Aggregate cost..........   $  897,165  $ 3,363,919  $  7,725,838
                           ==========  ===========  ============
Gross unrealized
 appreciation...........       15,055       47,321       339,062
Gross unrealized
 depreciation...........     (153,228)    (600,745)     (184,583)
                           ----------  -----------  ------------
Net unrealized
 appreciation
 (depreciation).........   $ (138,173) $  (553,424) $    154,479
                           ==========  ===========  ============

NOTE 8-FINANCIAL INSTRUMENTS

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency exchange contracts and security forward commitments.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. Security forward commitments involve purchasing or selling securities on a delayed delivery basis, which may be settled on their original terms or closed out with an offsetting transaction on or before the settlement date.

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. At June 30, 1998 there were no open security forward commitments. The forward foreign currency contracts at June 30, 1998 were as follows:

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                       Net
                                                                         In         Unrealized
                        Settle              Contracts to              Exchange     Appreciation
                         Date    Currency  Deliver/Receive  Currency     For      (Depreciation)
                        -------  --------  ---------------  --------  ---------  ---------------
Global Income Fund
SALES                   7/15/98     GBP        805,578         USD    1,310,675     $   (33,523)
                                                                                    ===========

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

GBP - British Pound      USD - United States Dollar

NOTE 9-PORTFOLIO INVESTMENT RISKS

These risks and considerations may involve adverse political and economic developments and the possible imposition or currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities.

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                                      38

THE GOVETT FUNDS, INC.


BOARD OF DIRECTORS

Patrick K. Cunneen, Chairman

Elliott L. Atamian

Sir Victor Garland

James M. Oates

Frank R. Terzolo